CONTENTS


LINDNER LARGE-CAP FUND
  Letter from the Fund Managers.............................    5
  Schedule of Investments...................................    7

LINDNER ASSET ALLOCATION FUND
  Letter from the Fund Managers.............................    9
  Schedule of Investments...................................   11

LINDNER UTILITY FUND
  Letter from the Fund Managers.............................   13
  Schedule of Investments...................................   14

LINDNER SMALL-CAP FUND
  Letter from the Fund Managers.............................   16
  Schedule of Investments...................................   17

LINDNER OPPORTUNITIES FUND
  Letter from the Fund Managers.............................   19
  Schedule of Investments...................................   20

LINDNER MARKET NEUTRAL FUND
  Letter from the Fund Managers.............................   21
  Schedule of Investments...................................   22

LINDNER GOVERNMENT MONEY MARKET FUND
  Letter from the Vice Chairman and Chief Operating
    Officer.................................................   26
  Schedule of Investments...................................   27

Statements of Assets and Liabilities........................   28

Statements of Operations....................................   30

Statements of Changes in Net Assets.........................   32

Notes to Financial Statements...............................   34

Financial Highlights........................................   40

Independent Auditors' Report................................   47

    MARKET OVERVIEW

                         FISCAL YEAR 2000:
           GREAT HIGHS AND LOWS FOR INVESTORS IN GENERAL,
         AND A CONTINUED TURNAROUND FOR LINDNER SHAREOWNERS

       Lindner Asset Management, Inc. continued on its mission of reinvigorating the fund complex during the fiscal year ended June 30, 2000. For investors, the 12-month period was sometimes a roller coaster ride, with major indexes reaching breathtaking all-time highs, and then plunging perilously toward the bottom. Mutual funds shareowners', typically a long-view breed of investor, no doubt were checking the NAV for their holdings more regularly! People will be talking about their experiences during the last half of 1999 and the first six months of 2000 for some time to come.

       Here are some of the key points of the last 12 months:

       * The US economy remained strong, with growth of 4.8% annualized in the Gross Domestic Product for the first quarter of 2000 and then a soaring 5.2% annualized for second quarter 2000. Business investment quickly replaced consumer spending as the driving economic force in 2000 (consumer expenditures had made up two-thirds of growth, a growing concern to the monetary policymakers).

       * Inflation remained under control. This is considered remarkable by some observers, given the almost "zero" unemployment present in 1999 and 2000, and the still-robust consumer market, with demand continuing strong for many goods and services.

       * Even so, the Federal Reserve, in attempting to keep inflation in check and avoid an overheated economy, raised interest rates six times (for a total of 1.75 percentage points) in the fiscal year. A Fed publication scholar noted . . .
           "uncertainty is pervasive in the policy
           environment the Federal Reserve faces as it strives to promote economic stability and low inflation . . . making monetary policy isn't easy." Amen!

       * The recently devastated economies of Southeast Asia and elsewhere continued to improve, creating investment opportunities and renewed markets for US goods and services abroad. News from our overseas trading partners, while not always good, continued to improve.

       * Certain well-known high technology sector stocks soared to new heights, and then experienced precipitous drops in share prices. Some have even declined enough to receive our consideration as value stocks.

       * Large-cap stocks muddled along for much of the period (for example, the Dow Jones Industrial Average was down 8.44%, January-June 2000), and then in late spring industrial companies returned to favor with institutional and individual investors. (Many of these companies had been ignominiously labeled "old economy companies" until their share prices began appreciating in 2000.) We will continue to closely monitor corporate earnings in the months ahead for continued strength.

       * Small-cap and mid-cap stocks have been extremely volatile; everyone was cheering as NASDAQ climbed to its all time high (reaching 5,048 on March 10, 2000), then, as investors began moving out of NASDAQ-traded stocks, and particularly high-tech "flyers," the index plummeted to 3,164 on May 23, and closed at 3,966 on June 30.

       * Most of the major indexes were down from their record highs of 1999-2000, reflecting a general weakness that occurred in 2000 in various sectors of the market.

       * Cash continued to move to mutual funds throughout the first half of 2000. According to Morningstar, today some 30 million of us have invested more than $1.2 trillion in mutual funds.

       There were certain reversals, distortions, and anomalies in the stock market that created challenges of various kinds (and intensities) in the 2000 fiscal year for both investors and for us as professional fund managers.

       For example it was a very small group of high technology (or "New Economy") stocks that drove the NASDAQ Index to its historic high; then, in the spring 2000 sell-off, these stocks helped to lead the dive in prices downward, as the Index lost 2,000 points in just 10 weeks.

       Style rotation was at times difficult to detect, and quantify. Was this correction or that one a change from momentum investing to value or perhaps from growth investing to value? At times we appeared to have several styles operating simultaneously; perhaps that is the look of the future, as the equity markets continue to broaden and many new domestic and international equities are traded on various exchanges.

       SECOND HALF, 1999--TWO QUARTERS FOR THE RECORD BOOKS

       There were distinct periods of activity during the fiscal year that comprised clear cycles in the market. As the books were closed on 1999, US stocks had capped five years of gains that seemed unstoppable. On December 31, 1999, the Dow Jones Industrial Average stood at a record, 11,497 with a 27.21% gain for the calendar year. (The DJIA gained 36.87% in 1995; 28.89% in 1996; 24.94% in 1997; 18.15% in 1998.) Similarly,
       the Standard & Poor's Index rose to a record 1,469, a 21.04% gain for the year. The stunner was the NASDAQ composite, closing at 4,069, an 86.12% gain for 1999!

       Still, it was not an easy ride to the top for most shares (nor for investors); the NYSE reported that while prices for 902 listed stocks rose in 1999, 1,454 actually declined in value. NASDAQ reported similar results: 1,999 stocks advanced and 1,880 declined over the year. Some of the year-end price increases were reportedly due to nervous investors taking defensive positions by buying put options. (Remember, the Y2K "problem" was hotly discussed throughout the closing months of 1999. Some experts predicted chaos worldwide when the new year began.)

       Then as the year ended, the New York Times writers were reminding us that the current "boom" actually began in August 1982. And, that "the 1987 crash which seemed epochal at the time, is remembered today as a great buying opportunity." We would certainly recall those words after the major correction of April 2000.

       One of the major themes of news coverage during 1999 was the divergence between value stocks and growth stocks. For the most part, value stocks moved sideways during 1999, with little gain, while above-average growth companies enjoyed significant popularity with investors. Internet stocks pushed beyond traditional boundaries, ignoring traditional price earnings ratios and driving prices to stratospheric and perhaps unrealistic heights . . . if at least temporarily.

       YEAR 2000--FIRST HALF

       Value stocks gained in popularity during the first half of 2000, but at this writing it is still difficult to clearly chart where value trends may be headed for the second half of 2000 (which is the first half of Lindner's current fiscal year). It is challenging as always to detect which companies represent the greatest value for investors.

       The most dramatic event in the past year had to be the April 14, 2000 correction, when the market appeared to be poised to slide over the abyss. The Dow Jones Industrial Average fell 617 points, or 5.66%; the NASDAQ Composite was down 355 points, or 9.67% at the end of the trading day; the S&P 500 was off by 84 points, or 5.83%. The question on everyone's mind: Was the bull market over? Well, not quite, it turns out. The indexes are still off their highs, but considerably improved since mid-April.

       Against this background of dramatic highs and lows, and tectonic shifts, let's look at the performance of the Lindner Funds complex in the fiscal year.

       LINDNER FUNDS FISCAL YEAR 2000 PERFORMANCE

       In the challenging period described above (July 1, 1999 through June 30, 2000), these were the total return results for the Lindner family of mutual funds:

       *   Lindner Utility Fund - One year return, 32.49%

       *   Lindner Small-Cap Fund - One year return, 16.26%

       *   Lindner Large-Cap Fund - One year return, 8.61%

       *   Lindner Asset Allocation Fund - One year return,
           -5.48%

       *   Lindner Market Neutral Fund - One year return,
           19.26%

       * Lindner Government Money Market Fund - One year return, 5.26%

       The improvement in fund performance is the result of the reinvigoration of the traditional value framework of the Lindner complex and the imposition of new investment disciplines more in tune with today's economic and financial environment. This was the first full fiscal year of performance under the new management team (which was appointed in April 1999). The strengthening of the selection process for portfolio investments involved adopting a number of sophisticated models, which are helpful in making the stock selection process more reliable.

       In December 1999 we offered this comment in a letter to professional advisors on the changes taking place at Lindner Funds--and in the broad financial markets:

           There is a new sense of excitement in the air at Lindner Funds. The activities we began in 1999 to reinvigorate the value framework is beginning to pay off. The efforts of our research team and investment managers have resulted in models that are responsive to the evolution of institutional and individual investor thinking and choices.

           Over the years, with value as our primary style of investment in a market that always seemed impressed with stock fundamentals, our stock selection process seemed appropriate if not invulnerable. If the share prices in the undervalued companies selected for our portfolios began to increase, our shareowners benefited.

           It is not that simple anymore. Radical changes in the capital markets during the 1990s resulted in major differences in determining what is/is not likely to be in favor. Throughout the changes, Lindner remained faithful to the value style of investments, and with significant recent adjustments to our investment process, we have been affecting a turnaround for the funds.

       We continue to see corporate earnings as being important in the valuation of stocks. The old reliable "fundamentals" also remain critical in evaluating investments. As the fiscal year ended in June 1999, high technology, "Net" and "Dot-com" stocks, and Far East companies were on top. One year later, healthcare and biotechnology were on top (up 37.6% for January-June 2000); real estate was close behind (+14.5%); natural resources were in third place (+12.3%).

       Seven months later, we are seeing that value opportunities are more abundant--thanks to the sell-off in many shares--and that some of our long-term holdings are appreciating as their sectors come into favor with investors. We noted with interest as we watched the market gyrations of recent months and recalled an old expression no one really ever calls the top or bottom of any cycle with great accuracy.

       On that note, at a recent investment conference a speaker noted that the stock market is still capable of over-shooting its long-run value and then returning to inherent value with a crash. This would create a boom and bust scenario that would be frightening to investors.

       The portfolio management team at Lindner Funds was significantly strengthened during this fiscal year, with the appointment of experienced co-managers, and this team is striving to reduce shareowner anxiety as this "long-in-the-tooth" stock market continues its gyrations and impossible-to-predict sudden movements. We believe that our analytical tools, including sophisticated risk models, will contribute to improved performance over the coming fiscal year and that shareowners will be satisfied with the results of their investment in the Lindner Funds.

       HEARTENING RECOGNITION

       It is always heartening when independent third party experts recognize the accomplishments of an organization; this must be especially true for Lindner Funds shareowners' who have been through several tumultuous years. It is particularly gratifying to us that this recognition comes at a time when bad news seemed to dominate. As fiscal year 2000 closed, there were these comments published by respected financial media:

       * The Wall Street Journal assigned an "A" rating to Lindner Utility Fund, Lindner Market Neutral Fund and Lindner Small-Cap Fund, placing them in the top 20% of their respective categories for the 12-month period ended June 30, 2000 (the funds' fiscal year and the subject of this annual report). Lindner Large-Cap Fund and Lindner Asset Allocation Fund were ranked "B," placing them in the top 40% of funds in their categories<F1>.

       * Lindner Utility Fund was ranked in the #1 position out of 93 funds in the utility fund category by mutual fund industry expert Lipper, Inc., with a 32.49% gain for the 12-month period<F2>. (The fund's benchmark, the Dow Jones Utility Index, posted a 1.02% gain for the same period; the Standard & Poor's Utility Index return was 3.94%. As of July 31, 2000, the fund is down 0.37% year-to-date and the Dow Jones Utility Index and Standard and Poor's Utility Index were up 17.42% and 22.92% respectively).

       * In the Barron's issue of July 17, 2000, "Fund of Information" columnist Michael Santoli offered this observation: "Lindner Market Neutral is staging a solid turnaround with its fundamental/ qualitative bull-and-bear style . . ." Performance for the Fund has been very impressive with no down quarters and a total return of 19.3% over the year ended June 30, 2000.

       We invite you to read through the narrative provided for each fund in the complex elsewhere in this Annual
       Report.

       In closing, on behalf of the management team of Lindner Asset Management, Inc., we thank you for the opportunity to serve you, and for your long-term trust in the funds.

       /s/ Mark T. Finn

       Mark T. Finn
       Vice Chairman, Chief Operating Officer
       Chief Investment Officer,
       Lindner Asset Management, Inc.

       July 31, 2000

       <F1>Wall Street Journal proprietary ratings reflect
           historical risk-adjusted performance as of June
           30, 2000. The ratings are subject to change monthly. Wall Street Journal ratings are calculated from the Funds' one, three and five year average annual returns in comparison with the returns of funds with the same investment objective adjusted for any fees which would have been charged to shareholders. The top 20% of funds is awarded an "A", and the next 20% a "B", progressing through "C", "D", and finally "E" for the bottom 20%. Other rating services use different criteria and time periods, therefore, ratings from other services may differ.

              LINDNER FUND                    CATEGORY                       ONE YEAR         THREE YEAR          FIVE YEAR
              Asset Allocation                Equity Income                      B                 E                  E
              Large-Cap                       Mid-Cap Value                      B                 E                  E
              Market Neutral                  Specialty Equity                   A                 B                  B
              Utility                         Utility                            A                 C                  A
              Small-Cap                       Small-Cap Value                    A                 A                  B

       <F2>Lipper Analytical, Inc. is a leading provider of
           data and analysis on the investment company business. The Fund ranked number 1 out of 93 funds and #7 out of 65 funds based on total returns for the one and five year periods ended
           June 30, 2000.

PERFORMANCE SUMMARY

The Lindner Large-Cap Fund Investor Shares had a total return of 8.61% for the fiscal year ended June 30, 2000. The fund's benchmark, the Russell 1000 Index, returned 9.14% over the same period. The performance of the S&P 500 Index and Dow Jones Industrial Average for the fiscal year was 7.25% and -3.31%, respectively.

The Lindner Large-Cap Fund made a successful transition from a small-cap and mid-cap portfolio with little liquidity to a fund comprised of larger cap stocks with much more liquidity and growth potential. All of the smaller cap stocks and less liquid stocks have now been moved out of the portfolio. This process was difficult and was accomplished with planning and care in order to avoid an adverse effect on shareholder value which could have been caused by "dumping" of the thinly-traded issues. We are pleased to report to shareowners that we have been successful in this effort during the fiscal year.

During the just-concluded fiscal year--July 1999 through June 2000--we have witnessed some of the highest volatility in the market in years. The Lindner Large-Cap Fund has been able to take advantage of this volatility to move into stocks that we like at a much better level (lower prices). The volatility has helped to bring "value" back to some of the formerly high-flying technology issues.

The key for the Lindner Large-Cap Fund was to recognize the "value" in the technology sector, and to systematically take profits along the way, so that the fund did not become overweighted in any one stock or sector and thus maintained appropriate diversification.

As for specific investments: Oracle Corporation (ORCL) was the fund's largest holding and experienced a dramatic gain of 353% during the fiscal year. CYTYC Corporation (CYTC) was the largest percentage gainer in the portfolio, at 447%. Of course, not all holdings were such winners. Microsoft (MSFT) and AT&T (T) had large setbacks during the last quarter of the fiscal year, and for the year were -11% and -42% respectively.

                                            (continued on next page)




LINDNER LARGE-CAP FUND

Ticker Symbol: LDNRX

PERFORMANCE GRAPH
--------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell 1000 Index and the Lindner Large-Cap Fund--Investor Shares from June 30, 1990 to June 30, 2000 and Institutional Shares from July 12, 1996 to June 30, 2000:


                       [Large-Cap Fund graph]


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
  For Periods Ended June 30, 2000       For Periods Ended June 30, 2000
      1 Year            8.61%                1 Year           8.55%
      5 Year            5.23%             Inception           1.90%
     10 Year            7.67%

Fort James Corporation (FJ) was another stock that performed poorly, losing 33% of its value. However, we believe that these stocks will bounce back. Companies with good management teams, recognized brands and products do tend to rebound over the long haul. Fort James, for example, reached an agreement in July 2000, to be acquired by Georgia Pacific for consideration valued at $37.17 per share (G-P agreed to a premium of 65% for the shares). Parametric Technology
(PMTC) was a newly added stock to the Large-Cap Fund. We see better things for Parametric Technology (PMTC) in the year ahead and have already seen a substantial gain in its value.

We believe that there is still substantial growth opportunity in the Technology and Telecommunication sectors. The sector weightings of the portfolio are balanced to allow the Lindner Large-Cap Fund to purchase value stocks in all sectors. The companies owned by the Large-Cap Fund are looked at and tracked daily for signals of overvaluation. The volatility in the year 2000 market place will not disappear, and will most likely increase in the months ahead. The key to investing success is to not panic during these periods, and to make smart and fiscally sound calls.

The investment philosophy for the whole Lindner family of mutual funds has been reviewed to enable managers to make more effective adjustments to the changing nature of capital markets, shifting closer towards modern financial and economic principles. The classical Lindner value approach has been constantly updated to enable portfolio managers to evaluate "value" in relative terms rather than in absolute terms.

Under the new approach, the value of a firm is evaluated by looking at the firm's current cash flows coupled with the expected future cash flows. Price, in fact, is dependent upon and is a result of people's expectations. Mispricings are considered in the relative frame; the value created by a company's expected future cash flows should be in line with similar companies.

The increasing volatility of the markets requires stricter risk management practices on the money management side. The key tool to sound risk management is diversification. Cross-sectional diversification is applied by broadening the investment universe (i.e. increasing the number of stocks in a portfolio), and adjusting the holding weights accordingly in order to avoid taking fundamental-, sector-, or company-specific bets. On the other hand, time diversification should also be applied by making proper asset allocation decisions to reduce the dependence of the portfolios on specific asset types.

Liquidity is also a major consideration for the fund holdings in that, if our opinion on a security changes, the market for the security should be broad enough so that the price of the security will be relatively unaffected by our decision to sell that security.



/s/ Mark T. Finn                                 /s/ Jeffrey D. Fotta

Mark T. Finn                                     Jeffrey D. Fotta
Co-Portfolio Manager                             Co-Portfolio Manager

                                LINDNER INVESTMENTS

                      SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER LARGE-CAP FUND
----------------------

COMMON STOCKS (91.29%)

Aerospace/Defense (1.37%)
  Boeing Company                                                   66,300     $     2,772,169
  Raytheon Company Class B                                        100,000           1,925,000
                                                                              ---------------
                                                                                    4,697,169
                                                                              ---------------
Airlines (0.85%)
  UAL Corporation                                                  50,000           2,909,375
                                                                              ---------------
Automobiles and Parts (0.42%)
  General Motors Corporation                                       25,000           1,451,563
                                                                              ---------------
Brewery (1.02%)
  Anheuser-Busch Companies, Inc.                                   46,900           3,502,844
                                                                              ---------------
Chemicals and Allied Products (0.37%)
  PPG Industries, Inc.                                             28,200           1,249,613
                                                                              ---------------
Computer and Electronic Equipment (7.17%)
  3Com Corporation<F*>                                             75,000           4,321,875
  Apple Computer, Inc.<F*>                                         70,000           3,666,250
  Compaq Computer Corporation                                     100,000           2,556,250
  Credence Systems Corporation<F*>                                 55,000           3,035,313
  Dell Computer Corporation<F*>                                   100,000           4,931,250
  International Business Machines Corporation                      55,000           6,025,938
                                                                              ---------------
                                                                                   24,536,876
                                                                              ---------------
Computer Software/Services (14.88%)
  America Online, Inc.<F*>                                         50,300           2,653,325
  Bluestone Software, Inc.<F*>                                     24,500             629,344
  BMC Software, Inc.<F*>                                           75,000           2,736,330
  Cisco Systems, Inc.<F*>                                         120,000           7,627,500
  Citrix Systems, Inc.<F*>                                         75,000           1,420,313
  Compuware Corporation<F*>                                        90,000             933,750
  Informix Corporation<F*>                                        250,000           1,859,375
  Lycos, Inc.<F*>                                                  45,000           2,430,000
  Macromedia, Inc.<F*>                                             55,700           5,385,494
  Microsoft Corporation<F*>                                        80,000           6,400,000
  New Era of Networks, Inc.<F*>                                    85,000           3,612,500
  Novell, Inc.<F*>                                                300,000           2,775,000
  Oracle Corporation<F*>                                           45,000           3,782,813
  Rational Software Corporation<F*>                                40,000           3,717,500
  Sycamore Networks, Inc.<F*>                                      29,500           3,256,063
  Transaction Systems Architects, Inc.<F*>                        100,000           1,712,500
                                                                              ---------------
                                                                                   50,931,807
                                                                              ---------------
Electronic Component Distributors (0.68%)
  W.W. Grainger, Inc.                                              75,000           2,310,938
                                                                              ---------------
Electrical Equipment (4.17%)
  Ballard Power Systems, Inc.<F*>                                  40,000           3,592,500
  Cytyc Corporation<F*>                                            65,000           3,469,375
  General Electric Company                                         75,000           3,975,000
  Vishay Intertechnology, Inc.<F*>                                 85,000           3,224,688
                                                                              ---------------
                                                                                   14,261,563
                                                                              ---------------
Electrical Generation (0.44%)
  UniSource Energy Corporation                                    100,000           1,500,000
                                                                              ---------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------

Financials (1.29%)
  American Express Company                                         20,000     $     1,042,500
  Comerica, Inc.                                                   75,000           3,365,625
                                                                              ---------------
                                                                                    4,408,125
                                                                              ---------------
Food and Beverage (1.19%)
  Coca-Cola Enterprises, Inc.                                     250,000           4,078,125
                                                                              ---------------
Forest Products (1.99%)
  International Paper Corporation                                 110,000           3,279,375
  Rayonier, Inc.                                                   45,000           1,614,375
  Smurfit-Stone Container Corporation<F*>                         150,000           1,931,250
                                                                              ---------------
                                                                                    6,825,000
                                                                              ---------------
Freight (1.25%)
  Airborne Freight Corporation                                    125,000           2,367,188
  FDX Corporation<F*>                                              50,000           1,900,000
                                                                              ---------------
                                                                                    4,267,188
                                                                              ---------------
Gaming, Lottery & Parimutual Betting (0.54%)
  International Game Technology<F*>                                70,000           1,855,000
                                                                              ---------------
Healthcare (7.24%)
  American Home Products Corporation                               50,000           2,937,500
  Bausch & Lomb, Inc.                                              50,000           3,868,750
  Bristol-Myers Squibb Company                                     70,000           4,077,500
  Express Scripts, Inc.<F*>                                        60,000           3,727,500
  Guidant Corporation<F*>                                          25,000           1,237,500
  Humana, Inc.<F*>                                                750,000           3,656,250
  Pharmacia & Upjohn, Inc.                                         50,000           2,584,375
  Tenet Healthcare Corporation                                    100,000           2,700,000
                                                                              ---------------
                                                                                   24,789,375
                                                                              ---------------
Hotel Operator (0.96%)
  Host Marriott Corporation                                       350,000           3,281,250
                                                                              ---------------
Household Products (2.18%)
  Fort James Corporation                                          150,000           3,468,750
  Procter & Gamble Company                                         70,000           4,007,500
                                                                              ---------------
                                                                                    7,476,250
                                                                              ---------------
Insurance (1.82%)
  CIGNA Corporation                                                40,000           3,740,000
  Provident Companies, Inc.                                       125,000           2,507,813
                                                                              ---------------
                                                                                    6,247,813
                                                                              ---------------
Investment Banking/Brokerage (2.43%)
  J. P. Morgan & Company, Inc.                                     15,000           1,651,875
  Knight/Trimark Group, Inc.<F*>                                   52,500           1,565,156
  Lehman Brothers Holdings, Inc.                                   28,400           2,685,575
  Morgan Stanley Dean Witter & Company                             29,200           2,430,900
                                                                              ---------------
                                                                                    8,333,506
                                                                              ---------------
Leisure/Entertainment (1.07%)
  Hasbro, Inc.                                                    150,000           2,259,375
  Royal Caribbean Cruises LTD                                      75,000           1,387,500
                                                                              ---------------
                                                                                    3,646,875
                                                                              ---------------
Manufacturing (4.12%)
  Diebold, Inc.                                                   100,000           2,787,500
  Honeywell International, Inc.                                    52,500           1,768,594
  Mettler - Toledo International, Inc.<F*>                         25,000           1,000,000


                 See Notes to Financial Statements                      7


                                LINDNER INVESTMENTS

                      SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER LARGE-CAP FUND
----------------------
Manufacturing (continued)
  Minnesota Mining and Manufacturing Company                       25,000     $     2,062,500
  Pall Corporation                                                100,000           1,850,000
  Tyco International Ltd.                                          50,000           2,368,750
  USG Corporation                                                  75,000           2,278,125
                                                                              ---------------
                                                                                   14,115,469
                                                                              ---------------
Oil & Gas Exploration and Production (1.39%)
  Noble Affiliates, Inc.                                           70,000           2,607,500
  Unocal Corporation                                               65,000           2,153,125
                                                                              ---------------
                                                                                    4,760,625
                                                                              ---------------
Oil Refining and Marketing (0.90%)
  Amerada Hess Corporation                                         50,000           3,087,500
                                                                              ---------------
Restaurants and Food Preparation (0.78%)
  Wendy's International, Inc.                                     150,000           2,671,875
                                                                              ---------------
Retail (4.37%)
  Best Buy Company, Inc.<F*>                                       50,000           3,162,500
  CDW Computer Centers, Inc.<F*>                                   70,000           4,375,000
  Circuit City Stores, Inc.                                        70,000           2,323,125
  Consolidated Stores Corporation<F*>                             150,000           1,800,000
  Costco Companies, Inc.<F*>                                      100,000           3,300,000
                                                                              ---------------
                                                                                   14,960,625
                                                                              ---------------
Retail - Specialty (2.93%)
  AnnTaylor Stores Corporation<F*>                                107,800           3,570,875
  Borders Group, Inc.<F*>                                         300,000           4,668,750
  Home Depot, Inc.                                                 35,600           1,777,775
                                                                              ---------------
                                                                                   10,017,400
                                                                              ---------------
Semiconductors (5.43%)
  Agilent Technologies, Inc.<F*>                                   17,000           1,253,750
  Anadigics, Inc.<F*>                                              57,500           1,958,594
  Conexant Systems, Inc.<F*>                                       31,000           1,507,375
  Micron Technology, Inc.                                          20,000           1,761,250
  RF Micro Devices, Inc.<F*>                                       15,000           1,314,375
  Teradyne, Inc.<F*>                                               40,000           2,940,000
  Vitesse Semiconductor Corporation<F*>                            56,500           4,156,281
  Xilinx, Inc.<F*>                                                 45,000           3,715,313
                                                                              ---------------
                                                                                   18,606,938
                                                                              ---------------
Services (3.24%)
  CMGI, Inc.<F*>                                                   40,000           1,832,500
  CSG Systems International, Inc.<F*>                              65,000           3,644,063
  marchFIRST, Inc.<F*>                                            190,000           3,467,500
  The Interpublic Group of Companies, Inc.                         50,000           2,150,000
                                                                              ---------------
                                                                                   11,094,063
                                                                              ---------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------

Telecommunications Equipment (4.78%)
  Ciena Corporation<F*>                                             7,500     $     1,250,156
  Harmonic, Inc.<F*>                                              125,000           3,093,750
  Lucent Technologies, Inc.                                        47,500           2,814,375
  Motorola, Inc.                                                  120,000           3,487,500
  QUALCOMM, Inc.<F*>                                               55,000           3,300,000
  World Access, Inc.<F*>                                          220,000           2,433,750
                                                                              ---------------
                                                                                   16,379,531
                                                                              ---------------
Telecommunications Service (4.86%)
  AT & T Corporation                                              105,000           3,320,625
  BellSouth Telecommunications, Inc.                               25,000           1,065,625
  Powerwave Technologies, Inc.<F*>                                 60,563           2,664,772
  Qwest Communications International, Inc.<F*>                    115,000           5,714,063
  U S WEST, Inc.                                                   45,000           3,858,750
                                                                              ---------------
                                                                                   16,623,835
                                                                              ---------------
Miscellaneous (5.16%)                                                              17,651,113
                                                                              ---------------
Total Common Stocks (Cost $282,605,086)                                           312,529,229
                                                                              ---------------

U.S. GOVERNMENT AGENCY SECURITIES (16.12%)

  FHLBDN, 7/26/00                                           $     500,000             497,784
  FHLBDN, 8/04/00                                              13,800,000          13,716,587
  FHLMCDN, 7/05/00                                                100,000              99,930
  FHLMCDN, 7/07/00                                              8,100,000           8,091,495
  FHLMCDN, 7/11/00                                                800,000             798,583
  FHLMCDN, 7/13/00                                              1,700,000           1,696,396
  FHLMCDN, 7/18/00                                              7,300,000           7,278,248
  FHLMCDN, 7/25/00                                              5,000,000           4,978,700
  FHLMCDN, 8/08/00                                              3,500,000           3,476,282
  FHLMCDN, 8/15/00                                              1,400,000           1,388,835
  FHLMCDN, 8/22/00                                             11,300,000          11,195,701
  FNMADN, 8/10/00                                               2,000,000           1,985,778
                                                                              ---------------
Total U.S. Government Agency Securities
  (Cost $55,204,319)                                                               55,204,319
                                                                              ---------------
Total Investments (Cost $337,809,405)                             107.41%         367,733,548

Excess of Liabilities over Other Assets                            (7.41%)        (25,373,716)
                                                            -------------     ---------------
Net Assets                                                        100.00%     $   342,359,832
                                                            =============     ===============

<F*>Non-income producing
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note


8                See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Asset Allocation Fund Investor Shares had a total return of -5.48% for this fiscal year ended June 30, 2000. The fund's benchmark--a 60/40 mix of the S&P 500 Index and the Lehman Brothers Intermediate Bond Index respectively--returned 5.83% over the same period. The S&P 500 returned 7.25% in the same period, while the Lehman Intermediate Bond Index increased 3.71%. The performance of the Russell 1000 Index and Dow Jones Industrial Average for the fiscal year was 9.14% and -3.31%, respectively.

The structural changes in fund management that began during spring/summer 1999 continued through most of Fiscal 2000. The Fund has moved out of small-cap and less liquid stocks and into larger cap and more liquid S&P 500 stocks. Some of the fixed income issues were difficult to sell. However, we are pleased to report that we were able to sell the majority of the problem issues and reinvest in high-quality corporate bonds (Procter & Gamble, FedEx), as well as 10-year Treasury Bonds.

In the fiscal year, however, we experienced several setbacks in the Asset Allocation fund. A long-time holding--Uranium Resources--has been driven to near bankruptcy; our TWA bond position (another long-time holding) has continued to lose money. We believe the worst is behind us, and that Fund performance will now improve because of the steps we have taken. We have eliminated most of the problem issues, significantly increased the quality of the assets, increased the number of holdings, and reduced both volatility and fundamental risks.

The Fund's asset mix of 60% equity and 40% fixed income was the allocation for Fiscal 2000. Technology once again outperformed all other sectors. Northern Telecom (NT), up 187%, and Corning (GLW), up 410%, were leaders for the Fund. Some more traditional companies, such as Johnson and Johnson (JNJ), up 40%, and General Electric
(GE), up 35%, posted solid gains.

We remain optimistic about the prospects for Asset Allocation Fund, and believe that this Fiscal Year will see significant turnaround in Fund performance. The portfolio is now well-positioned to perform relative to its benchmark going forward. We have received several questions recently about our thinking on the role the Lindner Asset Allocation Fund should play in a shareowner's portfolio. The paragraphs that follow attempt to set the Lindner Asset Allocation Fund in perspective.

                                            (continued on next page)


LINDNER ASSET ALLOCATION FUND

Ticker Symbol: LDDVX

PERFORMANCE GRAPH
--------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the S&P 500 Index/Lehman Brothers Corporate Bond Index and the Lindner Asset Allocation Fund--Investor Shares from June 30, 1990 to June 30, 2000 and Institutional Shares from July 9, 1996 to June 30, 2000:


                   [Asset Allocation Fund graph]


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
  For Periods Ended June 30, 2000       For Periods Ended June 30, 2000
      1 Year           (5.48%)               1 Year          (5.93%)
      5 Year            5.28%             Inception           2.77%
     10 Year            9.02%

Our shareowners will remember that the Asset Allocation Fund was formerly named the Dividend Fund. We refocused the fund as market forces drove dividend yields to historic lows and corporate management used excess cash to buy back their company's stock instead of increasing dividends paid to shareowners. The stock market and company management have changed behavior dramatically but have our investors' needs changed that much? We think not. We believe that our Asset Allocation Fund investors are seeking competitive returns with current income, an important factor in the return equation.

Each individual investor is like an investment strategist who must determine the best allocation between stocks, bonds, cash, and value and growth stocks, to meet their needs. Using their own judgment, or with the help of professional advisors, they attempt to factor risks into the decision equation and therefore investors speak of the "risk return trade-off" and "risk adjusted returns". Investors make these balancing decisions all the time because experience has taught them that it could be harmful to their investment needs to pursue any single component of return (eg. yield) or visible feature (eg. technology) of the market at the expense of risk control. But the complexities of the market and the US economy alone are daunting.

Today, the speed of information and market movement is breathtaking. Think about this on a global scale and you have justification for retaining professional management. Here is where the Lindner Asset Allocation Fund fits in a diversified portfolio of investments. We see the Fund as a manager of risk, a disciplined contrarian (at the Asset Allocation class level) which will act to balance the risks with the expected returns. That's why we moved away from low-quality stocks and bonds to higher-quality investments. The yields in low-quality stocks and bonds looked attractive but the risks, in our judgment, were too high. We were managing the risks associated with a Federal Reserve interest rate tightening and a possible slowdown in economic growth. In this case, the cost was a reduction in yield.

Recent evidence suggests, however, that this may have been a timely decision as recent Wall Street Journal articles point out; there have been large increases in defaults of low-quality debt. Another risk we believe that investors manage--sometimes after the fact--is this market's valuation risk. It's so obvious and yet so difficult to manage. We say it's so obvious because to us overvaluation appears so visibly in much of the technology sector. And difficult to manage because technology issues recently reached 30+% of the weight in the S&P 500 Index. The last time a sector dominated like this was energy back in 1980. Since March, the technology laden NASDAQ Composite has returns similar to the S&P 500 but with two-and-a-half times the volatility! (Some of the Asset Allocation fund performance lag in the April, May, and June time frame can be attributed to this volatility.) Consider the table below.


                                    COMPONENTS OF RETURN
                                       S&P 500 INDEX
                                     ANNUAL COMPOUND %

                                        1930-99           1960-99           1990-99
Dividends                                4.6%              3.3%               3.4%
Real Earnings Growth                     1.4%              2.2%               2.3%
Change in Price Earnings                 1.3%              1.7%               8.5%
                                         ---               ---               ----
Real Total Return                        7.3%              7.2%              14.2%
                                         ===               ===               ====

This table highlights several points. One: The recent diminished importance of dividends to total returns. Two: Recent total returns of 14.2% compounded are double the long-run experience. Three: The major contributor to these great recent returns has been price/earnings ratio expansion. The NASDAQ Index is used as a proxy for the returns to technology investing. The rise from the 3rd quarter of 1974, when this index stood at 55, to the most recent top of 5,048.62 in March of this year traces out a secular bull market. The Index then dropped to 3,164.55 on May 23, a loss of 37.32%. Jim Stack of Investment Research calculated the market capitalization and earnings for the NASDAQ at the March high and the May low. The high P/E was approximately 265X earnings, and the P/E at the May a low of 178X! We view these valuations as much more exuberant than rational, to paraphrase the Fed chairman's observation on the stock market.

And so here is the dilemma with which most investors must grapple:
If the past is any guide, future returns will likely revert to the longer-term average. Arguably, that drop in returns could come from a lowering of P/E ratios. If that were to occur, would technology escape, be hurt or be crushed? This oversimplified view of the world does motivate our view that the Lindner Asset Allocation Fund could play an important role in the conservative investor's portfolio if they have neither the time or resources to manage the risks that are inherent in today's market. When the risk return trade-off looks more favorable to us, we will increase our equity exposure (currently about 55%), increase the fund's yield, and take on other risks where we see compensation (returns) for bearing that risk. We thank you for your patience. We have every faith it will be rewarded.


/s/ Mark T. Finn           /s/ Jeffrey D. Fotta       /s/ Jerry Barnes

Mark T. Finn               Jeffrey D. Fotta           Gerald H. Barnes
Co-Portfolio Manager       Co-Portfolio Manager       Co-Portfolio Manager

                                LINDNER INVESTMENTS

                      SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER ASSET ALLOCATION FUND
-----------------------------

COMMON STOCKS (48.31%)

Aerospace/Defense (1.67%)
  Boeing Company                                                   90,000     $     3,763,125
  Lockheed Martin Corporation                                     150,000           3,721,875
                                                                              ---------------
                                                                                    7,485,000
                                                                              ---------------
Automobiles and Parts (0.71%)
  General Motors Corporation                                       55,000           3,193,438
                                                                              ---------------
Brewery (0.83%)
  Anheuser-Busch Companies, Inc.                                   50,000           3,734,375
                                                                              ---------------
Chemicals and Allied Products (0.63%)
  E. I. du Pont de Nemours and Company                             65,000           2,843,750
                                                                              ---------------
Computer and Electronic Equipment (1.91%)
  Compaq Computer Corporation                                     100,000           2,556,250
  International Business Machines Corporation                      55,000           6,025,938
                                                                              ---------------
                                                                                    8,582,188
                                                                              ---------------
Computer Software/Services (5.51%)
  3Com Corporation<F*>                                             50,000           2,881,250
  America Online, Inc.<F*>                                         45,000           2,373,750
  Cisco Systems, Inc.<F*>                                         100,000           6,356,250
  Microsoft Corporation<F*>                                       163,700          13,096,000
                                                                              ---------------
                                                                                   24,707,250
                                                                              ---------------
Electrical Equipment (2.36%)
  General Electric Company                                        200,000          10,600,000
                                                                              ---------------
Electrical Generation (1.13%)
  Ameren Corporation                                              100,000           3,375,000
  Pinnacle West Capital Corporation                                50,000           1,693,750
                                                                              ---------------
                                                                                    5,068,750
                                                                              ---------------
Financials (0.20%)
  Citigroup, Inc.                                                  15,000             903,750
                                                                              ---------------
Food and Beverage (1.39%)
  Coca-Cola Company                                                75,000           4,307,813
  ConAgra, Inc.                                                   100,000           1,906,250
                                                                              ---------------
                                                                                    6,214,063
                                                                              ---------------
Healthcare (3.72%)
  Abbott Laboratories                                              90,000           4,010,625
  Eli Lilly and Company                                            22,500           2,247,188
  Johnson & Johnson                                                50,000           5,093,750
  Medtronic, Inc.                                                  30,000           1,494,375
  Merck & Company, Inc.                                            50,000           3,831,250
                                                                              ---------------
                                                                                   16,677,188
                                                                              ---------------
Household Products (0.96%)
  Kimberly-Clark Corporation                                       75,000           4,303,125
                                                                              ---------------
Insurance (0.83%)
  CIGNA Corporation                                                40,000           3,740,000
                                                                              ---------------
Investment Banking/Brokerage (0.99%)
  J. P. Morgan & Company, Inc.                                     40,000           4,405,000
                                                                              ---------------
Leisure/Entertainment (1.72%)
  Harley-Davidson, Inc.                                           100,000           3,850,000
  Walt Disney Company                                             100,000           3,881,250
                                                                              ---------------
                                                                                    7,731,250
                                                                              ---------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------

Manufacturing (2.42%)
  Corning, Inc.                                                    25,000     $     6,746,875
  Minnesota Mining and Manufacturing Company                       50,000           4,125,000
                                                                              ---------------
                                                                                   10,871,875
                                                                              ---------------
Mining (0.00%)
  Atlas Minerals, Inc. - Rule 144A<F*>,<Fr> (Acquired
    6/01/95, Cost $3,500,000)                                     959,981                   0
  Uranium Resources, Inc., - Rule 144A<F*>,<Fa>,<Fr>
    (Acquired 5/25/95, Cost $4,750,827)                         1,583,609                   0
                                                                              ---------------
                                                                                            0
                                                                              ---------------
Oil & Gas Exploration and Production (1.65%)
  Exxon Mobile Corporation                                         62,500           4,906,250
  USX-Marathon Group                                              100,000           2,506,250
                                                                              ---------------
                                                                                    7,412,500
                                                                              ---------------
Paper, Printing and Publishing (0.56%)
  Meredith Corporation                                             75,000           2,531,250
                                                                              ---------------
Photography/Imaging (1.67%)
  Eastman Kodak Company                                            65,000           3,867,500
  Xerox Corporation                                               175,000           3,631,250
                                                                              ---------------
                                                                                    7,498,750
                                                                              ---------------
Restaurants and Food Preparation (0.73%)
  McDonald's Corporation                                          100,000           3,293,750
                                                                              ---------------
Retail (1.28%)
  Wal-Mart Stores, Inc.                                           100,000           5,762,500
                                                                              ---------------
Retail - Specialty (1.66%)
  Home Depot, Inc.                                                 50,000           2,496,875
  Lowe's Companies, Inc.                                           50,000           2,053,125
  Toys "R" Us, Inc.<F*>                                           200,000           2,912,500
                                                                              ---------------
                                                                                    7,462,500
                                                                              ---------------
Semiconductors (1.49%)
  Intel Corporation                                                50,000           6,684,375
                                                                              ---------------
Services (0.45%)
  Pitney Bowes, Inc.                                               50,000           2,000,000
                                                                              ---------------
Telecommunications Equipment (4.56%)
  Lucent Technologies, Inc.                                        95,000           5,628,750
  Metricom, Inc.<F*>                                              100,000           2,787,500
  Nortel Networks Corporation                                     100,000           6,825,000
  Scientific-Atlanta, Inc.                                         70,000           5,215,000
                                                                              ---------------
                                                                                   20,456,250
                                                                              ---------------
Telecommunications Service (2.81%)
  AT & T Corporation                                              150,000           4,743,750
  Comcast Corporation, Class A<F*>                                100,000           4,050,000
  NEXTLINK Communications, Inc.<F*>                               100,000           3,793,750
                                                                              ---------------
                                                                                   12,587,500
                                                                              ---------------
Miscellaneous (4.47%)                                                              20,042,501
                                                                              ---------------
Total Common Stocks (Cost $207,148,069)                                           216,792,878
                                                                              ---------------


                 See Notes to Financial Statements                     11


                                LINDNER INVESTMENTS

                      SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER ASSET ALLOCATION FUND
-----------------------------
PREFERRED STOCKS (1.76%)

Financials (0.52%)
  LSB Industries, Inc., $3.25 convertible                         422,700     $     2,324,850
                                                                              ---------------
Healthcare (0.74%)
  NeoRX Corporation, $2.475 convertible                           139,277           3,307,829
                                                                              ---------------
Insurance (0.50%)
  AICI Capital Trust, 9%                                          188,800           2,265,600
                                                                              ---------------
Total Preferred Stocks (Cost $25,250,610)                                           7,898,279
                                                                              ---------------

NON-CONVERTIBLE BONDS (22.19%)

Airlines (1.39%)
  Trans World Airlines, Inc., 12%, due 2002              $      9,064,000           6,208,840
                                                                              ---------------
Computer and Electronic Equipment (0.89%)
  Sun Microsystems, Inc., 7.65% due 2009                        4,000,000           4,004,512
                                                                              ---------------
Freight (0.80%)
  FDX Corporation, 6.72% due 2022                               3,921,718           3,580,352
                                                                              ---------------
Household Products (0.87%)
  Procter & Gamble Company, 6.875% due 2009                     4,000,000           3,904,624
                                                                              ---------------
Telecommunications Service (2.11%)
  AT&T Corporation, 6% due 2009                                 5,000,000           4,465,475
  MCI WorldCom, Inc., 7.75% due 2007                            5,000,000           5,005,760
                                                                              ---------------
                                                                                    9,471,235
                                                                              ---------------
U.S. Government Obligation (16.13%)
  U.S. Treasury Note, 6.5% due 2015                            70,000,000          72,384,372
                                                                              ---------------
Total Non-Convertible Bonds (Cost $101,605,084)                                    99,553,935
                                                                              ---------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------

CONVERTIBLE BONDS (0.29%)

Semiconductors (0.29%)
  Conexant Systems, Inc., 4.25% due 2006 (cost
    $2,286,470)                                          $        600,000     $     1,310,246
                                                                              ---------------

U.S. GOVERNMENT AGENCY SECURITIES (27.25%)

  FHLBDN, 7/26/00                                        $      7,800,000           7,765,442
  FHLBDN, 8/04/00                                              12,200,000          12,126,258
  FHLMCDN, 8/22/00                                             12,000,000          11,889,240
  FHLMCDN, 7/05/00                                              2,400,000           2,398,313
  FHLMCDN, 7/07/00                                             11,900,000          11,887,505
  FHLMCDN, 7/11/00                                              3,000,000           2,994,708
  FHLMCDN, 7/13/00                                             12,300,000          12,273,924
  FHLMCDN, 8/01/00                                             15,000,000          14,917,721
  FHLMCDN, 8/08/00                                             20,000,000          19,865,190
  FHLMCDN, 8/15/00                                             14,900,000          14,781,172
  FNMADN, 7/18/00                                               5,800,000           5,782,718
  FNMADN, 7/24/00                                               5,600,000           5,577,281
                                                                              ---------------
Total U.S. Government Agency Securities (Cost
  $122,259,472)                                                                   122,259,472
                                                                              ---------------
Total Investments (Cost $458,549,705)                              99.80%         447,814,810

Excess of Other Assets over Liabilities                             0.20%             901,271
                                                         ----------------     ---------------
Net Assets                                                        100.00%     $   448,716,081
                                                         ================     ===============

<F*>Non-income producing
<Fa>Denotes security is affiliated (see Note 5)
<Fr>Denotes security is restricted as to resale. The aggregate value of restricted securities at June 30, 2000 was $0 which represented 0% of net assets.
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note

12               See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Utility Fund Investor Shares had a total return of 32.49% for the fiscal year ended June 30, 2000, and ended the fiscal year as the top performing utility fund in the country out of the 93 utility funds followed by Lipper, Inc.<F1> The performance of the Dow Jones Utilities Index and the S&P Utilities Index (which includes telecommunication securities) was 1.02% and 3.94%, respectively, over the same period.

The Utility Fund benefited greatly from the appreciation of the telecommunications sector. Voicestream Wireless Corp, which purchased Omnipoint, was our largest holding and increased in value 308% during the fiscal year. Our telecommunication and technology stocks far exceeded the performance of our traditional utility stocks in the portfolio. Traditional utilities had a better second half of the year (January-June 2000) with the Dow Jones Utilities Index posting a 10.72% gain. The Lindner Utility Fund also profited from substantial gains in Enron Corp, BP Amoco, AES Corporation, and Northeast Utilities during the last half of Fiscal 2000. The telecommunications sector saw widespread profit taking and interest rate fears, causing the sector to lose over 18% during the last quarter. To put this in perspective, AT&T alone has lost over 40% of its value over this time period. While the fund's performance relative to its benchmark indexes declined during the second half of the fiscal year, we believe that the fund is properly positioned to benefit from the improved valuations in the telecommunications sector.

In Fiscal 2001, the Utility Fund will continue to monitor the growth of the telecommunications industry and take profits when any sector gets overweighted or stocks become overvalued. Over the past six months we have increased our exposure to traditional utilities; we currently favor the more diversified traditional utilities companies.

The investment philosophy for the entire Lindner Fund family has been updated to better reflect the changing nature of capital markets, and the modern financial and economic environment. The classical Lindner value approach has been revised to assess "value" in relative rather than in absolute terms. Under the new approach, the value of a firm is determined by looking at the firm's current cash flows coupled with the expected future cash flows. Mispricings of securities provide the opportunity for profits. Mispricings can only be ascertained on a relative basis by reference to other similar securities. All other things equal, the value created by a company's expected future cash flows should be in line with similar companies.

The increasing volatility of the markets requires stricter risk management practices on the money management side. The key tool to sound risk management is diversification. Cross-sectional diversification is applied by broadening the investment universe (i.e. increasing the number of stocks in a portfolio), and adjusting the holding weights accordingly in order to avoid taking fundamental-, sector-, or company-specific bets. On the other hand, time diversification should also be applied by making proper asset allocation decisions to reduce the dependence of the portfolios on specific asset types.

LINDNER UTILITY FUND

Ticker Symbol: LDUTX

PERFORMANCE GRAPH
---------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Dow Jones Utility Index and the Lindner Utility Fund--Investor Shares from
August 30, 1993 to June 30, 2000 and Institutional Shares from
October 31, 1996 to June 30, 2000:


                        [Utility Fund graph]


      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
  For Periods Ended June 30, 2000       For Periods Ended June 30, 2000
       1 Year          32.49%                1 Year          32.29%
       5 Year          20.80%             Inception          18.87%
    Inception          16.89%

Liquidity is also a major consideration for the fund holdings in that, if our opinion on a security changes, the market for the security will be broad enough so that the price of the security will be relatively unaffected by our decision to sell that security.

Our enhanced risk management approach consciously avoids taking concentrated risks. Very large "bets" may provide better performance for fund managers at certain times, but are not 100% repeatable. By comparison, performance resulting from sound investment strategies provide consistent, recurring, low volatility returns, which contribute to healthy asset growth for shareowners over the long run.

/s/ Mark T. Finn          /s/ Thomas F. Lynch       /s/ Jerry Barnes

Mark T. Finn              Thomas F. Lynch           Gerald H. Barnes
Co-Portfolio Manager      Co-Portfolio Manager      Co-Portfolio Manager

[FN]
<F1>Lipper Analytical, Inc. is a leading provider of data and analysis on the investment company business. The Fund ranked number 1 out of 93 funds and #7 out of 65 funds based on total returns for the one and five year periods ended June 30, 2000. As of July 31, 2000, the Fund is down 0.37% year-to-date and the Dow Jones Utility Index and Standard and Poor's Utility Index were up 17.42% and 22.92% respectively).

                                LINDNER INVESTMENTS

                      SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER UTILITY FUND
--------------------

COMMON STOCKS (94.12%)

Broadcast/Media (6.01%)
  Adelphia Communications Corporation<F*>                          10,000     $       468,750
  AT&T Corporation Class A Liberty Media Group
    Shares<F*>                                                     30,000             727,500
  EchoStar Communications Corporation<F*>                          15,000             496,641
  General Motors Corporation Class H                                5,000             438,750
  Mediacom Communications Corporation<F*>                           3,300              50,738
  RCN Corporation<F*>                                              14,000             355,250
                                                                              ---------------
                                                                                    2,537,629
                                                                              ---------------
Computer and Electronic Equipment (2.04%)
  Proxim, Inc.<F*>                                                  8,700             861,029
                                                                              ---------------
Computer Software/Services (2.04%)
  Diversinet Corporation<F*>                                       10,000             118,750
  PSINet, Inc.<F*>                                                 16,000             402,000
  Research In Motion, Ltd.<F*>                                      7,500             339,375
                                                                              ---------------
                                                                                      860,125
                                                                              ---------------
Electronic Component Distributors (0.92%)
  Cellstar Corporation<F*>                                        140,000             389,382
                                                                              ---------------
Electrical Generation (18.16%)
  American Electric Power Company, Inc.                             6,000             177,750
  CH Energy Corporation                                             7,500             254,531
  CMP Group, Inc.                                                  15,000             439,688
  Consolidated Edison, Inc.                                        25,000             740,625
  Duke Energy Corporation                                          10,000             563,750
  Edison International                                             20,000             410,000
  FPL Group, Inc.                                                  18,000             891,000
  IPALCO Enterprises, Inc.                                         17,500             352,188
  New Century Energies, Inc.                                        5,000             150,000
  Northeast Utilities                                              25,000             543,750
  NSTAR                                                            10,000             406,875
  PECO Energy Company                                               2,500             100,781
  Pinnacle West Capital Corporation                                15,000             508,125
  Potomac Electric Power Company                                   12,000             300,000
  RGS Energy Group, Inc.                                            7,500             166,875
  TECO Energy, Inc.                                                30,000             601,875
  Texas Utilities Company                                          10,000             295,000
  The AES Corporation                                               8,000             365,000
  Wisconsin Energy Corporation                                     20,000             396,250
                                                                              ---------------
                                                                                    7,664,063
                                                                              ---------------
Natural Gas Pipeline (5.91%)
  Atmos Energy Corporation                                         10,000             175,000
  Enron Corporation                                                20,000           1,290,000
  NUI Corporation                                                   7,500             202,500
  Peoples Energy Corporation                                        6,000             194,250
  Piedmont Natural Gas, Inc.                                        7,500             199,219
  Questar Corporation                                              10,000             193,750
  Washington Gas Light Company                                     10,000             240,625
                                                                              ---------------
                                                                                    2,495,344
                                                                              ---------------
Oil & Gas Exploration and Production (3.09%)
  Apache Corporation                                                5,000             294,063
  Esenjay Exploration, Inc.<F*>                                   135,200             430,950




                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
Oil & Gas Exploration and Production (continued)
  Exxon Mobile Corporation                                          5,000     $       392,500
  Noble Affiliates, Inc.                                            5,000             186,250
                                                                              ---------------
                                                                                    1,303,763
                                                                              ---------------
Oil Refining and Marketing (5.77%)
  Amerada Hess Corporation                                          5,000             308,750
  BP Amoco Group                                                   24,600           1,391,438
  Sunoco, Inc.                                                     25,000             735,938
                                                                              ---------------
                                                                                    2,436,126
                                                                              ---------------
Oilfield Services (2.48%)
  BJ Services Company<F*>                                           6,500             406,250
  Transocean Offshore, Inc.                                        12,000             641,250
                                                                              ---------------
                                                                                    1,047,500
                                                                              ---------------
Services (1.16%)
  At Home Corporation<F*>                                          20,000             415,000
  Speedus.com, Inc.<F*>                                            12,500              74,219
                                                                              ---------------
                                                                                      489,219
                                                                              ---------------
Telecommunications Equipment (13.81%)
  Com21, Inc.<F*>                                                  10,000             250,000
  Lucent Technologies, Inc.                                        10,000             592,500
  Motorola, Inc.                                                    7,500             217,969
  Nextel Parners, Inc.<F*>                                          7,500             244,219
  Nokia Corporation - ADR                                           9,000             449,438
  Nortel Networks Corporation                                      10,981             749,453
  Northpoint Communications Group, Inc.<F*>                        20,000             223,750
  QUALCOMM, Inc.<F*>                                                5,000             300,000
  Scientific-Atlanta, Inc.                                          5,000             372,500
  Tekelec, Inc.<F*>                                                27,500           1,325,156
  Westell Technologies, Inc.<F*>                                   70,000           1,050,000
  World Access, Inc.<F*>                                            5,000              55,313
                                                                              ---------------
                                                                                    5,830,298
                                                                              ---------------
Telecommunications Service (27.56%)
  AT & T Corporation                                               20,000             632,500
  Covad Communications Group, Inc.<F*>                             21,750             350,719
  GTE Corporation                                                   8,000             498,000
  IDT Corporation<F*>                                               7,500             254,531
  MCI/Worldcom, Inc.<F*>                                           31,047           1,424,281
  McLeodUSA, Inc., Class A<F*>                                     42,000             868,875
  Net2Phone, Inc.<F*>                                               8,000             285,500
  Nextel Communications, Inc.<F*>                                  19,000           1,162,563
  Nextlink Communications, Inc.<F*>                                22,900             868,769
  Rogers Cantel Mobile Communications, Inc., Class B<F*>           17,000             484,500
  SBC Communications, Inc.                                         20,000             865,000
  Sprint Corporation                                               10,000             510,000
  VoiceStream Wireless Corporation<F*>                             15,000           1,744,454
  Western Wireless Corporation<F*>                                 15,000             817,500
  Winstar Communications, Inc.<F*>                                 25,500             863,813
                                                                              ---------------
                                                                                   11,631,005
                                                                              ---------------

Miscellaneous (5.17%)                                                               2,182,432
                                                                              ---------------

  Total Common Stocks (Cost $33,365,080)                                           39,727,915
                                                                              ---------------

14                 See Notes to Financial Statements


                                  LINDNER INVESTMENTS

                        SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER UTILITY FUND
--------------------
U.S. GOVERNMENT AGENCY SECURITIES (12.71%)

  FHLBDN, 7/26/00                                           $     200,000     $       199,118
  FHLMCDN, 8/08/00                                              1,700,000           1,688,569
  FHLMCDN, 8/22/00                                              2,100,000           2,080,617
  FNMADN, 7/18/00                                               1,400,000           1,395,828
                                                                              ---------------

Total U.S. Government Agency Securities
  (Cost $5,364,132)                                                                 5,364,132
                                                                              ---------------
Total Investments (Cost $38,729,212)                               106.83%         45,092,047

Excess of Liabilities over Other Assets                             (6.83)%        (2,883,116)
                                                            ---------------   ---------------
Net Assets                                                         100.00%    $    42,208,931
                                                            ===============   ===============

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------

<F*>Non-income producing
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note

               See Notes to Financial Statements                  15

PERFORMANCE SUMMARY

The Lindner Small-Cap Fund Investor Shares had a total return of
16.26% in the fiscal year ended June 30, 2000. The performance of the Russell 2000 Index, which is the benchmark for the Small-Cap
Fund, for the same period, was 14.49%.

The fund returned -7.94% for the first quarter of the fiscal year followed by a tremendous second quarter with a return of 20.81%. The third quarter return was 4.31%. The performance of the Russell 2000 Index was -6.33%, +18.60%, and +7.09%, for the same three-quarters respectively.

Beginning in the fourth quarter, Jonathan Finn joined Mark Finn as co-portfolio manager of the Fund. This marked the final phase of the management transition that began more than a year before. During the fourth quarter ending June 30, the Fund handily outperformed its benchmark, besting the Russell 2000 Index by 3.99%, returning 0.22% vs. a -3.77% return for the Russell. During this period the Fund increased its number of holdings significantly, especially in traditional value companies. New holdings were financed by a combination of available cash and profit taking in some of the Fund's profitable positions in the telecommunications, developing communications, retail, and business services sectors. Some of the investment choices for the fourth quarter include Bank United Corp, Carrier Access Corp, Covance, Inc. and The Topps Co.

The twelve months ended June 30, 2000 saw growth stocks once again outperform value stocks across virtually all market capitalizations. For the 12 months ended June 30, the Russell 2000 Growth Index returned 28.44% while the Russell 2000 Value Index return was -0.84%. This represented an almost 30% spread between the return on value companies and return on growth companies in the small-cap universe. This disparity in performance between growth and value has been one of the most difficult portfolio management challenges that the Lindner Small-Cap Fund has faced. Management has adjusted to these market realities by continuing to diversify the Fund's holdings, and by increasing our participation in attractive growth stocks.

As discussed in the Lindner Funds 1999 Annual Report, beginning in the Fund's 1999 fiscal 4th quarter (April 1999), the investment philosophy for the Lindner Small-Cap Fund and the entire Lindner family of Funds, was reviewed. Our investment process has been improved so as to reinvigorate our value approach across the entire fund complex. The enhanced value approach, in combination with the focus on creating a more liquid and more diversified portfolio, has been at the center of this year's financial performance. Finding value in small-cap companies has always been the primary focus of the Fund, and over the past year managers of the Small-Cap Fund have found some excellent values across the spectrum of small capitalization companies.

LINDNER SMALL-CAP FUND

Ticker Symbol: LDRSX

PERFORMANCE GRAPH
---------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the Russell
2000 Index and the Lindner Small-Cap Fund--Investor Shares from January 25, 1994 to June 30, 2000 and Institutional Shares from November 1, 1996 to June 30, 2000:

                       [Small-Cap Fund graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                     AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
  For Periods Ended June 30, 2000       For Periods Ended June 30, 2000
       1 Year          16.26%                1 Year          16.12%
       5 Year          16.07%             Inception          14.02%
    Inception          13.88%

The fiscal year just concluded was very successful particularly when one considers the challenges that were faced. It also marks a continuation of the solid long-term performance this Fund has provided. The Fund outperformed its Russell 2000 benchmark while fulfilling the goals established the year before: to build a diversified and liquid portfolio characterized by companies with attractive relative value and superior growth prospects. As a shareowner you are now invested in a diversified cross section of companies well grounded in Lindner's enhanced value philosophy. Management believes the Fund continues to offer shareowners an excellent investment opportunity in the small capitalization segment of the market.

/s/ Mark T. Finn                                      /s/ Jonathan F. Finn

Mark T. Finn                                          Jonathan F. Finn
Co-Portfolio Manager                                  Co-Portfolio Manager


                                 LINDNER INVESTMENTS

                       SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER SMALL-CAP FUND
----------------------

COMMON STOCKS (91.50%)

Airlines (2.73%)
  America West Holdings Corporation<F*>                            16,000     $       274,000
  SkyWest, Inc.                                                    14,200             526,288
                                                                              ---------------
                                                                                      800,288
                                                                              ---------------
Apparel & Other Textile Products (2.81%)
  K-Swiss, Inc.                                                    30,000             478,125
  Quiksilver, Inc.<F*>                                              8,000             124,500
  Ross Stores, Inc.<F*>                                            13,000             221,813
                                                                              ---------------
                                                                                      824,438
                                                                              ---------------
Automobiles and Parts (1.58%)
  Tenneco Automotive, Inc.                                         65,000             341,250
  Titan International, Inc.                                        23,000             122,188
                                                                              ---------------
                                                                                      463,438
                                                                              ---------------
Chemicals and Allied Products (0.97%)
  Airgas, Inc.<F*>                                                 50,000             284,375
                                                                              ---------------
Computer and Electronic Equipment (12.31%)
  Copper Mountain Networks, Inc.<F*>                                8,000             705,000
  Digi International, Inc.<F*>                                     16,400             106,600
  Equinox Systems, Inc.<F*>                                        50,000             300,000
  Extreme Networks, Inc.<F*>                                        6,700             706,850
  Proxim, Inc.<F*>                                                  7,300             722,472
  Quantum Corporation<F*>                                          20,000             193,750
  Unova, Inc.<F*>                                                  14,200             103,838
  Xircom, Inc.<F*>                                                 16,200             769,500
                                                                              ---------------
                                                                                    3,608,010
                                                                              ---------------
Computer Software/Services (14.75%)
  Advantage Learning Systems, Inc.<F*>                             46,000             707,250
  Aware, Inc.<F*>                                                  14,000             715,750
  Fair, Isaac & Company, Inc.                                      17,200             756,800
  FileNET Corporation<F*>                                          13,500             248,063
  Information Architects Corporation<F*>                            5,000              34,688
  InterVoice, Inc.<F*>                                             30,000             196,875
  Netegrity, Inc.<F*>                                               7,100             534,719
  Progess Software Corporation<F*>                                 42,600             764,138
  Santa Cruz Operation, Inc.<F*>                                    9,500              60,563
  StarMedia Network, Inc.<F*>                                       4,000              75,500
  Verity, Inc.<F*>                                                  6,000             228,000
                                                                              ---------------
                                                                                    4,322,346
                                                                              ---------------
Electronic Component Distributors (1.93%)
  Arrow Electronics, Inc.<F*>                                      13,500             418,500
  Owens & Minor, Inc.                                               8,600             147,813
                                                                              ---------------
                                                                                      566,313
                                                                              ---------------
Financials (4.33%)
  Bank United Corporation                                           8,600             302,613
  Doral Financial Corporation                                      24,700             282,506
  Hibernia Corporation                                             16,000             174,000
  PMI Group, Inc.                                                   5,100             242,250
  Republic Bancorp, Inc.                                           30,000             268,125
                                                                              ---------------
                                                                                    1,269,494
                                                                              ---------------
Food and Beverage (0.62%)
  Lance, Inc.                                                      20,000             180,000
                                                                              ---------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
Freight (2.71%)
  OMI Corporation                                                  43,000     $       233,813
  Swift Transportation Company, Inc.<F*>                           40,000             560,000
                                                                              ---------------
                                                                                      793,813
                                                                              ---------------
Gaming, Lottery & Parimutual Betting (1.79%)
  Station Casinos, Inc.<F*>                                        21,000             525,000
                                                                              ---------------
Healthcare (4.90%)
  Covance, Inc.<F*>                                                28,500             251,156
  Hanger Orthopedic Group, Inc.<F*>                                15,000              74,063
  Jones Pharma, Inc.                                                7,500             299,531
  Mentor Corporation                                                4,000             108,750
  Quest Diagnostics, Inc.<F*>                                       9,800             701,313
                                                                              ---------------
                                                                                    1,434,813
                                                                              ---------------
Household Products (0.60%)
  Tupperware Corporation                                            8,000             176,000
                                                                              ---------------
Insurance (0.59%)
  American Financial Group, Inc.                                    7,000             173,688
                                                                              ---------------
Leisure/Entertainment (0.84%)
  Callaway Golf Company                                            15,100             246,319
                                                                              ---------------
Manufacturing (2.44%)
  United Stationers, Inc.<F*>                                      22,100             715,488
                                                                              ---------------
Oilfield Services (0.97%)
  Seitel, Inc.<F*>                                                 35,000             284,375
                                                                              ---------------
Printing and Publishing (1.33%)
  Topps Company, Inc.<F*>                                          34,000             391,000
                                                                              ---------------
Retail - Specialty (7.60%)
  AnnTaylor Stores Corporation<F*>                                 25,000             828,125
  Brauns Fashions Corporation<F*>                                  19,000             697,063
  Copart, Inc<F*>                                                  20,000             320,000
  Fossil, Inc.<F*>                                                  2,500              48,594
  Pier 1 Imports, Inc.                                             10,000              97,500
  Venator Group, Inc.<F*>                                          23,000             235,750
                                                                              ---------------
                                                                                    2,227,032
                                                                              ---------------
Semiconductors (1.09%)
  Fairchild Semiconductor International, Inc.<F*>                   6,000             243,000
  Semtech Corporation<F*>                                           1,000              76,484
                                                                              ---------------
                                                                                      319,484
                                                                              ---------------
Services (7.53%)
  ADVO, Inc.<F*>                                                    4,500             189,000
  Digital Generation Systems, Inc.<F*>                             40,700             274,725
  Forrester Research, Inc.<F*>                                      5,000             364,063
  On Assignment, Inc.<F*>                                          25,000             762,500
  Per-Se Technologies, Inc.<F*>                                    19,300             180,938
  TeleTech Holdings, Inc.<F*>                                      14,000             434,875
                                                                              ---------------
                                                                                    2,206,101
                                                                              ---------------
Telecommunications Equipment (8.47%)
  Andrew Corporation<F*>                                           15,300             513,506
  Anixter International, Inc.<F*>                                  16,800             445,200
  ANTEC Corporation<F*>                                            13,200             548,625
  Carrier Access Corporation<F*>                                    6,500             343,688
  Polycom, Inc.<F*>                                                 6,700             630,428
                                                                              ---------------
                                                                                    2,481,447
                                                                              ---------------

                   See Notes to Financial Statements            17



                                 LINDNER INVESTMENTS

                       SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
LINDNER SMALL-CAP FUND
----------------------
Telecommunications Service (3.75%)
  Boston Communications Group, Inc.<F*>                            60,000     $       840,000
  Net2Phone, Inc.<F*>                                               7,200             256,950
                                                                              ---------------
                                                                                    1,096,950
                                                                              ---------------
Miscellaneous (4.86%)                                                               1,425,080
                                                                              ---------------
Total Common Stocks (Cost $21,323,808)                                             26,815,292
                                                                              ---------------

U.S. GOVERNMENT AGENCY SECURITIES (8.50%)

  FHLBDN, 7/26/00                                           $     200,000             199,114
  FHLMCDN, 8/08/00                                                200,000             198,655
  FNMADN, 7/18/00                                               2,000,000           1,994,041


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds             Value
-------------------------------------------------        ------------------   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)

  FNMADN, 7/27/00                                           $     100,000     $        99,541
                                                                              ---------------
Total U.S. Government Agency Securities
  (Cost $2,491,351)                                                                 2,491,351
                                                                              ---------------

Total Investments (Cost $23,815,159)                              100.00%          29,306,643

Excess of Liabilities over Other Assets                             0.00%                (105)
                                                            -------------     ---------------
Net Assets                                                        100.00%     $    29,306,538
                                                            =============     ===============

<F*>Non-income producing
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note

18               See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Opportunities Fund Investor Shares, which began trading on October 11, 1999, in the second quarter of the fiscal year, had a total return of 15.19% for the period ended June 30, 2000. Over the same time period, the S&P 500 had a return of 9.86%.

The Fund returned 18.20% for the abbreviated quarter ended December 31, 1999, followed by returns of - 2.90% and 0.36% for the 3rd and 4th fiscal quarters, respectively. For the same three periods, the S&P 500 Index returned 10.33%, 2.29% and -2.66%.

Management took advantage of the Fund's flexible investment policy to move the portfolio between value and growth holdings as well as between large and small capitalization companies when our models indicated greater potential in these market segments. At times the fund took significant positions in cash to be defensive and to wait for attractive investment opportunities to present themselves.

During the shortened quarter ended December 31, 1999, the Fund took advantage of the extraordinary returns offered by growth stocks, and investors were rewarded handsomely as momentum growth stocks pushed to record highs. The Fund's correlation to the S&P 500 in the fiscal third quarter ended March 31, 2000 was quite low. In February the Fund returned 10.84% compared to the S&P that returned -1.89%, while in March the Fund returned -2.62% as the S&P Index rallied 9.78%.

After pacing the S&P 500 Index for the first two months of the quarter ended June 30, 2000, shareholders were rewarded in June when management began tilting the Fund's investments in favor of mid- and small-capitalization stocks and successfully captured some of the better relative performance here, versus the performance in many large-cap stocks. For example, in June the Fund returned 5.83% compared to the S&P 500 Index return of 2.47%.

In the nearly nine months since its inception the Opportunities Fund has outperformed the S&P 500 Index by 5.33% with low correlation to that Index. The Fund's goal is to substantially outperform the S&P 500 Index in both good and poor market environments. Management believes the Fund is well suited for volatility-tolerant investors seeking a diversifying investment that offers the opportunity to earn superior equity returns.

Investors should recognize that both turnover and volatility can be quite high as the Opportunities Fund attempts to seek out the correct style (value/growth; large-cap/small-cap) and sectors in which to invest. This holds especially true when the dominant style is growth. We believe that to be the case at this time. Currently, investors should expect very little correlation between the Opportunities Fund and the S&P 500 on a daily basis, and turnover will probably remain above average.

Looking forward, the evidence for a shift into value stocks is mixed. Industry and sector rotation appears likely to continue its recent frenetic pace. This volatility-producing tug of war should resolve itself eventually and more stable trending markets should result. This recent volatility, while unnerving and unwelcome to most investors, is to be expected as part of the market's infinite mosaic of patterns, which make investing so challenging--and at times, so stressful.

/s/ Mark T. Finn                              /s/ Jonathan F. Finn

Mark T. Finn                                  Jonathan F. Finn
Co-Portfolio Manager                          Co-Portfolio Manager


LINDNER OPPORTUNITIES FUND


PERFORMANCE GRAPH
-----------------------------------------------------------------
Comparison of change in value of $10,000 invested in the S&P 500
Index and the Lindner Opportunities Fund--Investor Shares since inception October 11, 1999 to June 30, 2000:

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                            TOTAL RETURN
                   For Period Ended June 30, 2000

             Since Inception, October 11, 1999  15.19%

                                    LINDNER INVESTMENTS

                          SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------    -------------

LINDNER OPPORTUNITIES FUND
--------------------------

COMMON STOCKS (83.83%)

 Computer and Electronic Equipment (6.59%)
  Cylink Corporation<F*>                                            2,700       $      45,225
  Netopia, Inc.<F*>                                                 1,100              44,275
  Rainbow Technologies, Inc.<F*>                                    1,300              63,213
                                                                                -------------
                                                                                      152,713
                                                                                -------------
Computer Software/Services (2.12%)
  Intergraph Corporation<F*>                                        6,500              49,156
                                                                                -------------
Electrical Generation (4.45%)
  El Paso Electric Company<F*>                                      3,100              34,681
  IDACORP, Inc.                                                     1,000              32,250
  WPS Resources Corporation                                         1,200              36,075
                                                                                -------------
                                                                                      103,006
                                                                                -------------
Financials (19.48%)
  Astoria Financial Corporation                                     1,300              33,475
  Bank United Corporation                                           1,000              35,188
  Camden Property Trust                                             1,300              38,188
  Capitol Federal Financial                                         3,400              37,613
  Commerce Bancorp, Inc.                                              800              36,800
  Developers Diversified Realty Corporation                         2,500              37,344
  Downey Financial Corporation                                      1,200              34,800
  Highwoods Properties, Inc.                                        1,500              36,000
  Investors Financial Services Corporation                            800              31,750
  Merchants New York Bancorp, Inc.                                  2,100              36,094
  People's Bank                                                     1,337              24,567
  Trustmark Corporation                                             1,800              31,388
  Washington Federal, Inc.                                          2,100              38,325
                                                                                -------------
                                                                                      451,532
                                                                                -------------
Food and Beverage (6.62%)
  Hain Celestial Group, Inc.<F*>                                    1,400              51,363
  Interstate Bakeries Corporation                                   1,500              21,000
  Suiza Foods Corporation                                             800              39,100
  Tootsie Roll Industries, Inc.                                     1,200              42,000
                                                                                -------------
                                                                                      153,463
                                                                                -------------
Healthcare (14.77%)
  Coventry Health Care, Inc.<F*>                                    3,200              42,650
  Edwards Lifesciences Corporation<F*>                              1,800              34,425
  Foundation Health Systems, Inc.<F*>                               3,000              39,000
  LifePoint Hospitals, Inc.<F*>                                     1,700              37,825
  Medicis Pharmaceutical Corporation<F*>                              800              45,600
  Mid Atlantic Medical Services, Inc.<F*>                           3,000              40,500
  Novoste Corporation<F*>                                           1,000              61,000
  Respironics, Inc.<F*>                                             2,300              41,400
                                                                                -------------
                                                                                      342,400
                                                                                -------------
Insurance (5.11%)
  Brown & Brown, Inc.                                                 800              41,600
  Hilb Rogal & Hamilton Company                                     1,200              41,625
  StanCorp Financial Group, Inc.                                    1,100              35,338
                                                                                -------------
                                                                                      118,563
                                                                                -------------

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------    -------------
Natural Gas Pipeline (4.67%)
  Energen Corporation                                               1,600       $      34,900
  MDU Resources Group, Inc.                                         1,600              34,600
  Peoples Energy Corporation                                        1,200              38,850
                                                                                -------------
                                                                                      108,350
                                                                                -------------
Oil & Gas Exploration and Production (3.03%)
  Louis Dreyfus Natural Gas Corporation<F*>                         1,100              34,444
  Stone Energy Corporation<F*>                                        600              35,850
                                                                                -------------
                                                                                       70,294
                                                                                -------------
Paper, Printing and Publishing (1.70%)
  E. W. Scripps Company                                               800              39,400
                                                                                -------------
Services (7.28%)
  Administaff, Inc.<F*>                                               700              44,450
  ADVO, Inc.<F*>                                                    1,100              46,200
  Forrester Research, Inc.<F*>                                        600              43,688
  Workflow Management, Inc.<F*>                                     2,900              34,438
                                                                                -------------
                                                                                      168,776
                                                                                -------------
Telecommunications Equipment (2.03%)
  Numerex Corporation<F*>                                           3,800              47,025
                                                                                -------------
Telecommunications Service (1.84%)
  Global Light Telecommunications, Inc.<F*>                         3,900              42,652
                                                                                -------------
Miscellaneous (4.14%)                                                                  95,981
                                                                                -------------
Total Common Stocks (Cost $1,829,077)                                               1,943,311
                                                                                -------------

U.S. GOVERNMENT AGENCY SECURITIES (12.87%)

  FHLBDN, 8/04/00                                           $     200,000             198,791
  FNMADN, 7/27/00                                                 100,000              99,541
                                                                                -------------
  Total U.S. Government Agency Securities (Cost
    $298,332)                                                                         298,332
                                                                                -------------
Total Investments (Cost $2,127,409)                                 96.70%          2,241,643

Excess of Other Assets over Liabilities                              3.30%             76,605
                                                            --------------      -------------
Net Assets                                                         100.00%      $   2,318,248
                                                            ==============      =============
<F*>Non-income producing
FHLBDN = Federal Home Loan Banks Discount Note
FNMADN = Federal National Mortgage Association Discount Note

20               See Notes to Financial Statements

PERFORMANCE SUMMARY

The Lindner Market Neutral Fund Investor Shares had a total return of 19.26% for the fiscal year ended June 30, 2000, and was one of the highest performers in the market neutral category of funds<F1>. The fund's benchmark, the 90-day T-bill, returned 5.30% over the same period. The performance of the S&P 500 Index and Dow Jones Industrial Average for the fiscal year was 7.25% and -3.31% respectively.

Over the past 12 months, the fund's performance has borne out the effectiveness of its market neutral strategy. During both the third quarter of 1999 and the second quarter of 2000--when the S&P 500 suffered significantly negative returns--the Lindner Market Neutral Fund produced positive returns of 2.80% and 4.60% respectively.

In fact, the fund experienced positive returns and outperformed its benchmark in each quarter of the fiscal year. As anticipated, and planned for, the volatility of the fund has been much less than that of any of the market indexes. In April 2000, when the overall stock market experienced one of its worst days in years, the Market Neutral Fund posted a gain of 2.22% for the month. In contrast, the NASDAQ Composite and the S&P 500 were down -15.57% and -3.01%, respectively for the same period.

In early February 2000, the fund's performance was adversely affected by the write-off in the value of its holdings in Uranium Resources, Inc., an illiquid issue inherited from the former "Bulwark Fund." This resulted in a loss of 4.16%. The strong out-performance of the long portfolio relative to the short portfolio over the next six weeks more than offset the charge.

During the course of the fiscal year, the fund has been periodically re-balanced to ensure that our best ideas are represented in the long portfolio and that the stocks we consider to be the least promising are held in the short portfolio. Re-balancing also ensures that the common factor exposure of the fund remains minimal.

The market neutral structure of the fund is designed to protect the investment against potential downturns in the market. The portfolio is balanced, including both long and short equity positions, such that the overall market exposure is dramatically reduced in the portfolio.


LINDNER MARKET NEUTRAL FUND

Ticker Symbol: LDNBX

PERFORMANCE GRAPH
-------------------------------------------------------------------
Comparison of change in value of $10,000 invested in the 90 Day T-Bill Index and the Lindner Market Neutral Fund<F*>--Investor Shares from February 11, 1994 to June 30, 2000 and Institutional Shares from July 9, 1996 to June 30, 2000:

                    [Market Neutral Fund graph]

      PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                       AVERAGE ANNUAL TOTAL RETURN
        For Investor Shares                For Institutional Shares
  For Periods Ended June 30, 2000       For Periods Ended June 30, 2000
       1 Year          19.26%                1 Year          19.00%
       5 Year           2.41%             Inception          (2.21%)
    Inception           2.28%

----------
<F*>Before July 1, 1999, this Fund was managed with a different investment objective and different principal investment strategies.

/s/ Jeffrey D. Fotta                                /s/ Thomas F. Lynch

Jeffrey D. Fotta                                    Thomas F. Lynch
Co-Portfolio Manager                                Co-Portfolio Manager

[FN]
----------
<F1>Morningstar Principia Pro for Mutual Funds July Release ranked the Fund as number 1 out of 14 funds for the one year period ended June 30, 2000 in the market neutral category. This is the first year that the Lindner Market Neutral Fund was included in this category.

                                    LINDNER INVESTMENTS

                          SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds           Value
---------------------------------------------------       ------------------  ---------------
LINDNER MARKET NEUTRAL FUND
---------------------------

COMMON STOCKS (67.62%)

Aluminum Production (0.23%)
  Alcoa, Inc.                                                       1,700     $        49,300
                                                                              ---------------
Automobiles and Parts (1.11%)
  General Motors Corporation                                          800              46,450
  Lear Corporation<F*>                                              4,700              94,000
  TRW, Inc.                                                         2,300              99,763
                                                                              ---------------
                                                                                      240,213
                                                                              ---------------
Biotechnology (1.11%)
  Amgen, Inc.<F*>                                                     700              49,175
  Cephalon, Inc.<F*>                                                1,600              95,800
  MedImmune, Inc.<F*>                                               1,300              96,200
                                                                              ---------------
                                                                                      241,175
                                                                              ---------------
Broadcast/Media (0.43%)
  Univision Communications, Inc.<F*>                                  900              93,150
                                                                              ---------------
Chemicals and Allied Products (1.28%)
  Dow Chemical Company                                              2,900              87,544
  Lubrizol Corporation                                              2,300              48,300
  Millenium Chemicals, Inc.                                         5,400              91,800
  PPG Industries, Inc.                                              1,100              48,744
                                                                              ---------------
                                                                                      276,388
                                                                              ---------------
Computer and Electronic Equipment (2.87%)
  Apple Computer, Inc.<F*>                                          3,000             157,125
  Coherent, Inc.<F*>                                                1,600             134,200
  Credence Systems Corporation<F*>                                    900              49,669
  Gateway, Inc.<F*>                                                 1,600              90,800
  Hewlett-Packard Company                                             800              99,900
  Sun Microsystems, Inc.<F*>                                        1,000              90,938
                                                                              ---------------
                                                                                      622,632
                                                                              ---------------
Computer Software/Services (6.07%)
  Adobe Systems, Inc.                                                 800             104,000
  Amdocs Ltd.<F*>                                                   1,300              99,775
  BroadVision, Inc.<F*>                                             1,900              96,544
  Cabletron Systems, Inc.<F*>                                       4,300             108,575
  Cisco Systems, Inc.<F*>                                           1,500              95,344
  Citrix Systems, Inc.<F*>                                          2,400              45,450
  Computer Associates International, Inc.                           1,800              92,138
  Exodus Communications, Inc.<F*>                                   2,000              92,125
  Ingram Micro, Inc.<F*>                                            5,900             102,881
  Macromedia, Inc.<F*>                                                900              87,019
  Parametric Technology Corporation<F*>                             9,500             104,500
  RealNetworks, Inc.<F*>                                            1,900              96,069
  Remedy Corporation<F*>                                            2,000             111,500
  Veritas Software Corporation<F*>                                    700              79,111
                                                                              ---------------
                                                                                    1,315,031
                                                                              ---------------
Construction and Real Estate (0.28%)
  Mastec, Inc.<F*>                                                  1,600              61,100
                                                                              ---------------
Electrical Equipment (2.52%)
  Advanced Energy Industries, Inc.<F*>                              1,800             106,088
  KEMET Corporation<F*>                                             3,100              77,694
  Rockwell International Corporation                                2,800              88,200
  SCI Systems, Inc.<F*>                                             1,400              54,863
  Sensormatic Electronics Corporation<F*>                           5,700              90,131
  Symbol Technologies, Inc.                                         1,700              91,800



                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds           Value
---------------------------------------------------       ------------------  ---------------
Electrical Equipment (continued)
  Vishay Intertechnology, Inc.<F*>                                  1,000     $        37,938
                                                                              ---------------
                                                                                      546,714
                                                                              ---------------
Electrical Generation (4.34%)
  Avista Corporation                                                2,600              45,338
  CMS Energy Corporation                                            4,300              95,138
  DTE Energy Company                                                3,000              91,688
  FirstEnergy Corporation                                           4,000              93,500
  GPU, Inc.                                                         3,500              94,719
  Hawaiian Electric Industries, Inc.                                1,400              45,938
  Niagra Mohawk Holdings, Inc.                                      7,100              98,956
  NSTAR                                                             2,300              93,581
  PECO Energy Company                                               2,300              92,719
  Pinnacle West Capital Corporation                                 2,800              94,850
  RGS Energy Group, Inc.                                            4,200              93,450
                                                                              ---------------
                                                                                      939,877
                                                                              ---------------
Financials (3.76%)
  Astoria Financial Corporation                                     3,800              97,850
  Chase Manhattan Corporation                                       1,100              50,669
  Citigroup, Inc.                                                     800              48,200
  Huntington Bancshares, Inc.                                       5,900              93,294
  Metris Companies, Inc.                                            3,400              85,425
  North Fork Bancorporation, Inc.                                   9,600             145,200
  Northern Trust Corporation                                        1,500              97,594
  Starwood Hotels & Resorts Worldwide, Inc.                         3,100             100,169
  Wells Fargo & Company                                             2,500              96,875
                                                                              ---------------
                                                                                      815,276
                                                                              ---------------
Food and Beverage (1.33%)
  ConAgra, Inc.                                                     4,800              91,500
  Keebler Foods Company                                             2,600              96,525
  Nabisco Group Holdings Corporation                                3,900             101,156
                                                                              ---------------
                                                                                      289,181
                                                                              ---------------
Forest Products (0.43%)
  Willamette Industries, Inc.                                       3,400              92,650
                                                                              ---------------
Freight (0.25%)
  C H Robinson Worldwide, Inc.                                      1,100              54,450
                                                                              ---------------
Hardware & Tools (0.94%)
  Black & Decker Coporation                                         2,800             110,075
  Stanley Works                                                     3,900              92,625
                                                                              ---------------
                                                                                      202,700
                                                                              ---------------
Healthcare (4.67%)
  Amerisource Health Corporation<F*>                                3,500             108,500
  Bausch & Lomb, Inc.                                                 600              46,425
  Baxter International, Inc.                                        1,500             105,469
  Bristol-Myers Squibb Company                                      1,800             104,850
  First Health Group Corporation<F*>                                1,600              52,500
  Forest Laboratories, Inc.<F*>                                       500              50,500
  Orthodontic Centers of America, Inc.<F*>                          3,900              88,238
  Pharmacia & Upjohn, Inc.                                          1,800              93,038
  Quintiles Transnational Corporation<F*>                           7,100             100,288
  Stryker Corporation                                               2,400             105,000
  Trigon Healthcare, Inc.<F*>                                       1,900              97,969
  Watson Pharmaceuticals, Inc.<F*>                                  1,100              59,125
                                                                              ---------------
                                                                                    1,011,902
                                                                              ---------------

22                  See Notes to Financial Statements


                                    LINDNER INVESTMENTS

                          SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds           Value
---------------------------------------------------       ------------------  ---------------
LINDNER MARKET NEUTRAL FUND
---------------------------
Household Products (1.81%)
  Colgate-Palmolive Company                                         1,700     $       101,788
  Fort James Corporation                                            4,200              97,125
  Gillette Company                                                  1,600              55,900
  NBTY, Inc.<F*>                                                    7,000              44,625
  Whirlpool Corporation                                             2,000              93,250
                                                                              ---------------
                                                                                      392,688
                                                                              ---------------
Insurance (1.55%)
  CIGNA Corporation                                                 1,000              93,500
  Marsh & McLennan Companies, Inc.                                    500              52,219
  MONY Group, Inc.                                                  1,500              50,719
  St. Paul Companies, Inc.                                          2,600              88,725
  StanCorp Financial Group, Inc.                                    1,600              51,400
                                                                              ---------------
                                                                                      336,563
                                                                              ---------------
Investment Banking/Brokerage (2.22%)
  A.G. Edwards, Inc.                                                2,600             101,400
  Bear Stearns Companies, Inc.                                      2,400              99,900
  Charles Schwab Corporation                                        2,900              97,513
  J. P. Morgan & Company, Inc.                                        800              88,100
  Legg Mason, Inc.                                                  1,900              95,000
                                                                              ---------------
                                                                                      481,913
                                                                              ---------------
Investments (0.64%)
  Franklin Resources, Inc.                                          1,600              48,600
  T. Rowe Price Associates, Inc.                                    2,100              89,250
                                                                              ---------------
                                                                                      137,850
                                                                              ---------------
Leisure/Entertainment (1.14%)
  Harley-Davidson, Inc.                                             2,800             107,800
  Time Warner, Inc.                                                   600              45,600
  Walt Disney Company                                               2,400              93,150
                                                                              ---------------
                                                                                      246,550
                                                                              ---------------
Manufacturing (2.22%)
  American Standard Companies, Inc.<F*>                             2,300              94,300
  Cognex Corporation<F*>                                            1,700              87,975
  Donaldson Company, Inc.                                           2,300              45,425
  Mettler - Toledo International, Inc.<F*>                          1,400              56,000
  Minnesota Mining and Manufacturing Company                        1,200              99,000
  Tyco International Ltd.                                           2,100              99,488
                                                                              ---------------
                                                                                      482,188
                                                                              ---------------
Mining (0.44%)
  Freeport-McMoRan Copper & Gold, Inc.                             10,300              95,275
  Uranium Resources, Inc., -
    Rule 144A<F*>,<Fr> (Acquired 6/25/97,
    Cost $1,150,015)                                              383,341                   0
                                                                              ---------------
                                                                                       95,275
                                                                              ---------------
Natural Gas Pipeline (0.21%)
  Enron Corporation                                                   700              45,150
                                                                              ---------------
Oil & Gas Exploration and Production (2.70%)
  Devon Energy Corporation                                          1,700              95,519
  Kerr-McGee Corporation                                            2,500             147,344
  Newfield Exploration Company<F*>                                  1,300              50,863
  Noble Affiliates, Inc.                                            2,700             100,575
  Ocean Energy, Inc.<F*>                                            6,500              92,219



                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds           Value
---------------------------------------------------       ------------------  ---------------
Oil & Gas Exploration and Production (continued)
  Vintage Petroleum, Inc.                                           4,400     $        99,275
                                                                              ---------------
                                                                                      585,795
                                                                              ---------------
Oil Refining and Marketing (0.43%)
  Conoco, Inc.<F*>                                                  3,800              93,338
                                                                              ---------------
Oilfield Services (0.66%)
  BJ Services Company<F*>                                           1,500              93,750
  Nabors Industries, Inc.<F*>                                       1,200              49,875
                                                                              ---------------
                                                                                      143,625
                                                                              ---------------
Packaging (0.45%)
  Temple-Inland, Inc.                                               2,300              96,600
                                                                              ---------------
Printing and Publishing (0.88%)
  Gannett Company, Inc.                                             1,600              95,700
  R.R. Donnelley & Sons Company                                     4,200              94,763
                                                                              ---------------
                                                                                      190,463
                                                                              ---------------
Restaurants and Food Preparation (0.49%)
  Brinker International, Inc.<F*>                                   3,600             105,300
                                                                              ---------------
Retail (4.81%)
  BJ's Wholesale Club, Inc.<F*>                                     5,100             168,300
  Circuit City Stores, Inc.                                         1,400              46,463
  Costco Companies, Inc.<F*>                                        4,700             155,100
  Hand Technologies, Inc.<F*>,<Fr> (Acquired 4/25/97,
    Cost $330,000)                                                528,000             330,000
  Office Depot, Inc.<F*>                                           14,800              92,500
  Sears Roebuck & Company                                           3,100             101,138
  The Gap, Inc.                                                     1,600              50,000
  Zale Corporation<F*>                                              2,700              98,550
                                                                              ---------------
                                                                                    1,042,051
                                                                              ---------------
Retail - Specialty (1.62%)
  Limited, Inc.                                                     6,900             149,213
  Tiffany and Company                                               1,600             108,000
  Venator Group, Inc.<F*>                                           9,200              94,300
                                                                              ---------------
                                                                                      351,513
                                                                              ---------------
Semiconductors (4.18%)
  Altera Corporation<F*>                                              900              91,744
  Amkor Technology, Inc.<F*>                                        1,100              38,844
  Anadigics, Inc.<F*>                                               4,200             143,063
  Celestica, Inc.<F*>                                               2,000              99,250
  Cypress Semiconductor Corporation<F*>                             1,000              42,250
  KLA-Tencor Corporation<F*>                                        1,600              93,700
  Kulicke & Soffa Industries, Inc.<F*>                              1,500              89,063
  National Semiconductor Corporation<F*>                            2,200             124,850
  S3, Inc.<F*>                                                      6,400              94,400
  Teradyne, Inc.<F*>                                                1,200              88,200
                                                                              ---------------
                                                                                      905,364
                                                                              ---------------
Services (2.88%)
  Diamond Technology Partners, Inc.<F*>                             1,200             105,600
  Electronic Data Systems Corporation                               1,200              49,500
  Gemstar International Group, Ltd.<F*>                             1,800             110,616
  Learning Tree International, Inc.<F*>                             1,600              98,000
  Pitney Bowes, Inc.                                                2,600             104,000
  Robert Half International, Inc.<F*>                               1,700              48,450
  TeleTech Holdings, Inc.<F*>                                       1,600              49,700

                     See Notes to Financial Statements      23


                                    LINDNER INVESTMENTS

                          SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------  ---------------
LINDNER MARKET NEUTRAL FUND
---------------------------
Services (continued)
  TMP Worldwide, Inc.<F*>                                             800     $        59,050
                                                                              ---------------
                                                                                      624,916
                                                                              ---------------
Telecommunications Equipment (3.42%)
  ADC Telecommunications, Inc.<F*>                                  1,200             100,650
  ADTRAN, Inc.<F*>                                                    800              47,900
  CommScope, Inc.<F*>                                               2,900             118,900
  Digital Microwave Corporation<F*>                                 2,800             106,750
  ECI Telecommunications                                            3,100             110,825
  Gilat Satellite Networks Ltd.<F*>                                 1,300              90,188
  Nortel Networks Corporation                                       1,500             102,375
  Tekelec, Inc.<F*>                                                 1,300              62,644
                                                                              ---------------
                                                                                      740,232
                                                                              ---------------
Telecommunications Service (1.88%)
  AT & T Corporation                                                3,000              94,875
  Covad Communications Group, Inc.<F*>                              5,500              88,688
  McLeodUSA, Inc., Class A<F*>                                      4,000              82,750
  US Cellular Corporation<F*>                                         700              44,100
  Western Wireless Corporation<F*>                                  1,800              98,100
                                                                              ---------------
                                                                                      408,513
                                                                              ---------------
Tobacco Products (0.41%)
  UST, Inc.                                                         6,100              89,575
                                                                              ---------------
Transportation (0.96%)
  Kansas City Southern Industries, Inc.                             1,200             106,425
  Ryder System, Inc.                                                5,400             102,263
                                                                              ---------------
                                                                                      208,688
                                                                              ---------------
Total Common Stocks (Cost $16,275,809)                                             14,655,889
                                                                              ---------------

U.S. GOVERNMENT AGENCY SECURITIES (27.04%)

  FHLBDN, 7/26/00                                           $     300,000             298,677
  FHLBDN, 8/04/00                                                 600,000             596,373
  FHLMCDN, 7/05/00                                                300,000             299,790
  FHLMCDN, 7/18/00                                                800,000             797,616
  FHLMCDN, 8/15/00                                              2,700,000           2,678,468
  FHLMCDN, 8/22/00                                              1,100,000           1,089,847
  FNMADN, 7/18/00                                                 100,000              99,694
                                                                              ---------------
Total U.S. Government Agency Securities (Cost
  $5,860,465)                                                                       5,860,465
                                                                              ---------------

Total Investments (Cost $22,136,274)                               94.66%          20,516,354

Cash Deposits with Broker for Securities Sold Short                 1.99%             431,813

Receivable from Brokers for Securities Sold Short                  68.80%          14,911,976

Securities Sold Short                                             (67.00%)        (14,524,018)

Excess of Other Assets over Liabilities                             1.55%             336,898
                                                            -------------     ---------------
Net Assets                                                        100.00%     $    21,673,023
                                                            =============     ===============

SCHEDULE OF SECURITIES SOLD SHORT

  Adolph Coors Company Class B                                        800              48,400
  Aetna Services, Inc.                                                700              44,931
  Affiliated Computer Services, Inc.                                2,900              95,881
  Air Products & Chemicals, Inc.                                    2,900              89,356

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------  ---------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Albertson's, Inc.                                                 2,900     $        96,425
  Alkermes, Inc.                                                    2,200             103,675
  Allergan, Inc.                                                    1,500             111,750
  Amazon.com, Inc.                                                  2,200              79,888
  American General Corporation                                      1,600              97,600
  American Greetings Corporation                                    4,300              81,700
  Amerus Life Holdings, Inc.                                        2,400              49,500
  Anheuser-Busch Companies, Inc.                                    1,300              97,094
  Apollo Group, Inc.                                                3,400              95,200
  AT&T Corporation Class A Liberty Media Group Shares               4,000              97,000
  ATMI, Inc.                                                        1,100              51,150
  Autodesk, Inc.                                                    2,900             100,594
  Avon Products, Inc.                                               2,400             106,800
  Banco Santander                                                   6,600             105,600
  Bank One Corporation                                              3,500              92,969
  Barrick Gold Corporation                                          5,500             100,031
  BFGoodrich Company                                                2,800              95,375
  Bowater, Inc.                                                     2,100              92,663
  Burlington Northern Santa Fe Corporation                          2,200              50,463
  Cadence Design Systems, Inc.                                      5,200             105,950
  Calpine Corporation                                               1,800             118,350
  Campbell Soup Company                                             3,300              96,113
  Cardinal Health, Inc.                                               700              51,800
  Carrier Access Corporation                                        1,000              52,875
  Casella Waste Systems, Inc.                                       3,900              41,925
  Caterpillar, Inc.                                                 2,800              94,850
  CNH Global                                                        8,700              80,475
  Central Newspapers, Inc.                                            900              56,925
  Ceridian Corporation                                              4,000              96,250
  CNF Transportation, Inc.                                          4,100              93,275
  Comdisco, Inc.                                                    3,900              87,019
  Compaq Computer Corporation                                       3,600              92,025
  Concord Communications, Inc.                                      1,400              55,825
  Concord EFS, Inc.                                                 1,800              46,800
  Conectiv, Inc.                                                    3,100              48,244
  Creative Technology Ltd.                                          3,900              93,113
  Dana Corporation                                                  4,500              95,344
  Deere & Company                                                   2,500              92,500
  Dell Computer Corporation                                         2,000              98,625
  Delta & Pine Land Company                                         2,100              52,631
  Descartes Systems Group, Inc.                                     3,600             110,700
  Dial Corporation                                                  7,500              77,813
  Diamond Offshore Drilling, Inc.                                   2,700              94,838
  Diebold, Inc.                                                     1,600              44,600
  DPL, Inc.                                                         4,400              96,525
  DQE, Inc.                                                         2,400              94,950
  DST Systems, Inc.                                                 1,200              91,350
  E *Trade Group, Inc.                                           5,600              92,400
  Eastman Kodak Company                                             1,700             101,150
  Enhance Financial Services Group, Inc.                            3,400              48,875
  Ensco International, Inc.                                         2,800             100,275
  Entergy Corporation                                               3,400              92,438
  Enzon, Inc.                                                       2,300              97,750
  EOG Resources, Inc.                                               1,500              50,250
  Equifax, Inc.                                                     3,900             102,375
  Esterline Technologies Corporation                                3,400              50,575
  Express Scripts, Inc.                                               900              55,913
  Extreme Networks, Inc.                                              500              52,750

24                      See Notes to Financial Statements


                                    LINDNER INVESTMENTS

                          SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------  ---------------
LINDNER MARKET NEUTRAL FUND
---------------------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  First Tennessee National Corporation                              5,400     $        89,438
  Fleet Boston Corporation                                          2,600              88,400
  Flowserve Corporation                                             3,100              46,694
  Fox Entertainment Group, Inc.                                     3,300             100,238
  FPL Group, Inc.                                                   2,100             103,950
  Galileo International, Inc.                                       3,900              81,413
  Georgia-Pacific Corporation                                       4,300              92,988
  Getty Images, Inc.                                                2,700             100,069
  Global Industries, Ltd.                                           5,700             107,588
  Grant Prideco, Inc.                                               4,600             115,000
  H. J. Heinz Company                                               2,400             105,000
  Hartford Financial Services Group, Inc.                           1,800             100,688
  Hasbro, Inc.                                                      8,900             134,056
  Hercules, Inc.                                                    3,100              43,594
  Herman Miller, Inc.                                               3,400              87,975
  Hollinger International, Inc.                                     7,200              98,100
  Home Depot, Inc.                                                  2,000              99,875
  Hughes Supply, Inc.                                               2,500              49,375
  Human Genome Sciences, Inc.                                         700              93,363
  ICOS Corporation                                                  2,400             105,600
  IDT Corporation                                                   2,900              98,419
  IMC Global, Inc.                                                  7,000              91,000
  Imclone Systems, Inc.                                             1,200              91,725
  IMS Health, Inc.                                                  5,800             104,400
  International Business Machines Corporation                         800              87,650
  International Game Technology                                     3,600              95,400
  International Telecommunications Data System                     13,000                 130
  ISS Group, Inc.                                                   1,200             118,481
  ITT Industries, Inc.                                              1,600              48,600
  J. C. Penney Company, Inc.                                        2,800              51,625
  Jabil Circuit, Inc.                                               2,200             109,175
  Jefferson-Pilot Corporation                                       1,700              95,944
  Keane, Inc.                                                       4,800             103,800
  Lafarge Corporation                                               2,000              42,000
  Lexmark International Group, Inc.                                   800              53,800
  Lincoln National Corporation                                      2,700              97,538
  Linear Technology Corporation                                       700              44,756
  Lockheed Martin Corporation                                       4,100             101,731
  Mattel, Inc.                                                      7,600             100,225
  Maxtor Corporation                                                8,700              91,894
  May Department Stores Company                                     1,900              45,600
  Maytag Corporation                                                2,600              95,875
  MCIWorldcom, Inc.                                                 2,400             110,100
  McKesson HBOC                                                     2,300              48,156
  Medarex, Inc.                                                     1,300             109,850
  Methode Electronics, Inc.                                         2,400              92,700
  Metromedia Fiber Network, Inc.                                    2,500              99,219
  Microchip Technology, Inc.                                          800              46,612
  Millenium Pharmaceuticals, Inc.                                     800              89,500
  Morgan Stanley Dean Witter & Company                              1,200              99,900
  MRV Communications, Inc.                                          1,600             107,600
  National Oilwell, Inc.                                            3,300             108,488
  Networks Associates, Inc.                                         4,500              91,688
  Newmont Mining Corporation                                        4,300              92,988
  Nike, Inc. Class B                                                2,700             107,494
  Northern States Power Company                                     6,900             139,294
  NVIDIA Corporation                                                1,200              76,275
  Old Republic International Corporation                            5,400              89,100


                                                          Number of Shares -
                                                           Principal Amount
Name of Issuer and Title of Issue                              of Bonds            Value
---------------------------------------------------       ------------------  ---------------
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  Outback Steakhouse, Inc.                                          3,600     $       105,300
  Pairgain Technologies, Inc.                                       1,500              51,281
  People's Bank                                                     2,600              47,775
  Philip Morris Companies, Inc.                                     1,900              50,469
  PNC Financial Services Group, Inc.                                1,900              89,063
  Polaris Industries, Inc.                                          1,600              51,200
  Polycom, Inc.                                                     1,100             103,503
  Potomac Electric Power Company                                    3,800              95,000
  Premier Parks, Inc.                                               4,200              95,550
  Protective Life Corporation                                       1,900              50,588
  QLT Photo Therapeutics Inc.                                       1,500             115,969
  R&B Falcon Corporation                                            4,200              98,963
  Radisys Corporation                                               1,000              56,750
  Ralston Purina Company                                            5,000              99,688
  Raytheon Company Class B                                          4,300              82,775
  Readers Digest Association, Inc.                                  2,500              99,375
  ReliaStar Financial Corporation                                   1,000              52,438
  RF Micro Devices, Inc.                                            1,500             131,438
  Royal Dutch Petroleum, Inc.                                       1,600              98,500
  SBC Communications, Inc.                                          3,100             134,075
  Sky Financial Group, Inc.                                         2,900              46,219
  SLM Holding Corporation                                           1,400              52,413
  Smith International, Inc.                                         1,400             101,938
  Snyder Communications, Inc.                                       4,100              97,375
  Sprint Corporation                                                1,700              86,700
  Storage Technology Corporation                                    8,400              91,875
  Suntrust Banks, Inc.                                              2,000              91,375
  Synopsys, Inc.                                                    2,200              76,038
  TECO Energy, Inc.                                                 2,400              48,150
  Teleflex, Inc.                                                    1,400              51,888
  Texas Utilities Company                                           3,100              91,450
  Textron, Inc.                                                     1,800              97,763
  Timken Company                                                    5,300              98,713
  Titan Corporation                                                 2,300             102,925
  Trizec Hahn Corporation                                           5,800             103,675
  Turnstone Systems, Inc.                                           1,000             165,672
  Tut Systems, Inc.                                                   800              45,900
  Ultramar Diamond Shamrock Corporation                             1,900              47,144
  Unifi, Inc.                                                       4,000              49,500
  Union Planters Corporation                                        3,400              94,988
  United Stationers, Inc.                                           3,200             103,600
  USA Networks, Inc.                                                4,300              92,988
  USX-Marathon Group                                                1,800              45,113
  Veeco Instruments, Inc.                                           1,600             117,200
  VeriSign, Inc.                                                      600             105,900
  Viacom, Inc. Class B                                              1,500             102,281
  Viad Corporation                                                  3,500              95,375
  Visx, Inc.                                                        1,900              53,300
  Wisconsin Energy Corporation                                      4,800              95,100
  Xerox Corporation                                                 4,800              99,600
  Xilinx, Inc.                                                        600              49,538
                                                                              ---------------
                                                                              $    14,524,018
                                                                              ===============

<F*>Non-income producing
<Fr>Denotes security is restricted as to resale. The aggregate value of restricted securities at June 30, 2000 was $330,000 which represented 1.52% of net assets.
FHLBDN = Federal Home Loan Banks Discount Note
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMADN = Federal National Mortgage Association Discount Note


                 See Notes to Financial Statements                25

       LINDNER GOVERNMENT MONEY MARKET FUND

       Ticker Symbol: LDGXX

       The economic momentum of 1999 carried over into the first half of 2000 with real GDP growth averaging 6% over the past fiscal year. That wasn't the only area of growth. Inflation fears appeared with the resurgence in oil prices and upward pressure on wages. Over the past fiscal year, inflation--(as measured by the Consumer Price Index) gained 3.7%, compared to a level of just
       2% in the previous year. With economic growth remaining robust, the Federal Reserve showed signs of nervousness; it is becoming clear that some of the "new era" investment theories have had their limitations.

       Since late 1999 when the Federal Reserve began its campaign to restrain inflation pressures, the Federal funds rate has increased from 4.75% to 6.5%. Market-based yields as measured by the 3- and 12-month Treasury bills have increased to 5.86% and 6.06% respectively. As a shareowner of the Lindner Government Money Market Fund, this trend has resulted in higher returns for your holdings. By maintaining a "laddered" portfolio structure with steady maturities, we were able to consistently take advantage of this rising rate environment. Once again the Fund finished in the top quartile (25%) of its peer group during the past twelve months with a total return of 5.26%<F1>.

       The Lindner Government Money Market Fund invests exclusively in dollar-denominated securities that are issued or guaranteed by the United States Government. Bonds of this type are generally considered to have the least credit risk of securities available to investors, and are easily purchased and sold because of the vast size and liquidity of the market. These investments provided an excellent combination of safety, liquidity and yield for investors in the money market account.

       Our outlook for the remainder of calendar year 2000 anticipates the pace of economic growth to slow towards a more moderate level by year-end. Increased interest rates will start being felt in the real economy through higher corporate lending costs and mortgage rates. While the Federal Reserve may raise the Federal funds rate further from the current 6.5% rate, we believe the end of this tightening cycle is near. The Fed's prior actions should serve to further alleviate any general concerns over any budding inflation pressures. The Lindner Government Money Market Fund is well positioned to take advantage of this environment and is expected to continue its record of strong performance based on the factors explained.

       /s/ Mark T. Finn

       Mark T. Finn
       Vice Chairman and
       Chief Operating Officer

  [FN]
  ----------
  <F1> As measured by Lipper Analytical Services, a
       respected provider of data and analysis for mutual fund companies. The Fund ranked number 25 out of 128 funds based on total returns for the one year period ended June 30, 2000. The Fund is included in the Government category of money market funds.

                                   LINDNER INVESTMENTS

                         SCHEDULE OF INVESTMENTS - JUNE 30, 2000

                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds            Value
-------------------------------------------------------  ----------------  ----------------
LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (92.07%)

  FHLB, 5.50%, 7/14/00                                    $    2,200,000   $      2,198,999
  FHLB, 5.625%, 3/19/01                                          500,000            497,267
  FHLB, 5.97%, 12/01/00                                          200,000            199,002
  FHLB, 6.19%, 7/03/00                                         1,400,000          1,399,962
  FHLB, FLOAT RATE, 5/24/01                                    2,000,000          1,999,271
  FHLBDN, 12/22/00                                               430,000            417,842
  FHLBDN, 3/29/01                                                500,000            476,476
  FHLBDN, 7/28/00                                                275,000            273,863
  FHLBDN, 8/18/00                                                139,000            137,879
  FHLMC, 5.00%, 2/15/01                                        1,000,000            988,314
  FHLMC, 5.45%, 5/10/01                                          150,000            147,981
  FHLMC, 5.718%, 7/28/00                                         100,000             99,957
  FHLMCDN, 7/05/00                                             1,000,000            999,278
  FHLMCDN, 7/14/00                                             1,504,000          1,500,470
  FHLMCDN, 8/01/00                                               275,000            273,693
  FHLMCDN, 8/03/00                                             2,000,000          1,988,065
  FHLMCDN, 8/09/00                                             2,000,000          1,985,917
  FNMA, 4.39%, 10/13/00                                          200,000            198,509
  FNMA, 4.45%, 10/16/00                                        1,000,000            995,045
  FNMA, 5.10%, 9/25/00                                         1,645,000          1,638,073
  FNMA, 5.31%, 5/18/01                                           150,000            147,829
  FNMA, 5.49%, 8/18/00                                           866,000            865,469
  FNMA, 5.56%, 7/24/00                                           765,000            764,816
  FNMA, 5.78%, 10/10/00                                          100,000             99,628
  FNMA, 5.8%, 8/17/00                                          1,000,000            998,701
  FNMA, 5.90%, 12/01/00                                          100,000             99,499
  FNMA, 5.90%, 12/19/00                                        1,250,000          1,247,483
  FNMA, 5.97%, 9/25/00                                           500,000            499,984
  FNMA, 6.24%, 9/07/00                                         1,000,000            998,598
  FNMA, 8.25%, 12/18/00                                          500,000            504,178
  FNMA, 9.20%, 9/11/00                                           500,000            502,209
  FNMADN, 7/06/00                                              1,000,000            999,194

                                                         Principal Amount
Name of Issuer and Title of Issue                            of Bonds            Value
-------------------------------------------------------  ----------------  ----------------
U.S. GOVERNMENT AGENCY SECURITIES (CONTINUED)

  FNMADN, 8/03/00                                         $    1,195,000   $      1,187,958
  FNMADN, 8/24/00                                                264,000            261,418
  SLMA, 5.00%, 8/11/00                                           500,000            499,227
  SLMA, 7.82%, 12/15/00                                        1,000,000          1,004,916
  SLMA, FLOAT RATE, 10/19/00                                   2,000,000          2,000,000
  SLMA, FLOAT RATE, 11/16/00                                   2,000,000          2,000,000
  SLMA, FLOAT RATE, 7/20/00                                    1,000,000          1,000,000
  SLMA, FLOAT RATE, 9/21/00                                    1,000,000          1,000,000
                                                                           ----------------
Total U.S. Government Agency Securities (Cost
  $35,096,970)                                                                   35,096,970
                                                                           ----------------
TEMPORARY CASH INVESTMENTS (7.09%)

Repurchase Agreements (7.09%)
  Donaldson, Lufkin & Jenrette Corporation dated
    6/30/00, (Cost $2,704,000) collateralized by
    U.S. Government Obligations                                2,704,000          2,704,000
                                                                           ----------------

Total Investments (Cost $37,800,970)                               99.16%        37,800,970

Excess of Other Assets over Liabilities                             0.84%           321,256
                                                          ---------------  ----------------
Net Assets                                                        100.00%  $     38,122,226
                                                          ===============  ================


FHLB = Federal Home Loan Banks
FHLBDN = Federal Home Loan Banks Discount Note
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note
SLMA = Student Loan Marketing Association

                                                      LINDNER INVESTMENTS

                                             STATEMENTS OF ASSETS AND LIABILITIES
                                                        JUNE 30, 2000

                                 ---------------      ----------------     ---------------     ---------------     ----------------
                                     LINDNER              LINDNER              LINDNER             LINDNER             LINDNER
                                    LARGE-CAP         ASSET ALLOCATION         UTILITY            SMALL-CAP         OPPORTUNITIES
                                       FUND                 FUND                 FUND                FUND                FUND
                                 ---------------      ----------------     ---------------     ---------------     ----------------

                                 ---------------      ----------------     ---------------     ---------------     ----------------
ASSETS
Investment securities, at
  value:
  Unaffiliated issuers
    (identified cost of
    $337,809,405,
    $436,431,149, $38,729,212,
    $23,815,159 and
    $2,127,409, respectively)     $ 367,733,548        $  445,489,960       $  45,092,047       $  29,306,643       $    2,241,643
  Affiliated issuers
    (identified cost $0,
    $22,118,556, $0, $0, and
    $0, respectively) (Note 5)               --             2,324,850                  --                  --                   --
Cash                                         --               151,355              87,971              21,538               75,496
Receivables:
  Investments sold - long                    --               118,309                  --             179,770                   --
  Dividends and interest                199,237             2,761,913              29,414               4,243                3,472
  Fund shares sold                    3,500,417                 1,676              21,870                  --                   --
Other assets                             17,280               211,496                 870               1,226                   --
                                  -------------        --------------       -------------       -------------       --------------
    Total assets                    371,450,482           451,059,559          45,232,172          29,513,420            2,320,611
                                  -------------        --------------       -------------       -------------       --------------
LIABILITIES
Accounts payable and accrued
  liabilities:
  Cash overdraft                         52,614                    --                  --                  --                   --
  Investment securities
    purchased                        27,758,226               789,937           2,986,776             151,118                   --
  Fund shares redeemed                  110,877               873,294               8,027              31,618                   --
  Management fee (Note 3)             1,140,205               641,818              25,075              16,802                1,717
  Transfer agent fee (Note 3)            14,947                20,284               1,826               1,356                  142
  Administrator fee (Note 3)                 --                    --                  --                  --                  286
Other                                    13,781                18,145               1,537               5,988                  218
                                  -------------        --------------       -------------       --------------      --------------
    Total liabilities                29,090,650             2,343,478           3,023,241             206,882                2,363
                                  -------------        --------------       -------------       -------------       --------------
NET ASSETS                        $ 342,359,832        $  448,716,081       $  42,208,931       $  29,306,538       $    2,318,248
                                  =============        ==============       =============       =============       ==============
                                 ---------------      ----------------     ---------------     ---------------     ----------------


                                 ---------------      ----------------     ---------------     ---------------     ----------------
NET ASSETS CONSIST OF:
Capital (par value, $.01 per
  share, and additional
  paid-in capital)                $ 283,628,192        $  574,000,745       $  30,157,735       $  22,131,076       $    2,149,812
Undistributed net investment
  income                              1,719,454             5,370,143              22,833              13,716               11,014
Accumulated net realized gain
  (loss) on investments and
  foreign currency
  transactions                       27,088,043          (119,919,912)          5,665,528           1,670,262               43,188
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities in
  foreign currency                   29,924,143           (10,734,895)          6,362,835           5,491,484              114,234
                                  -------------        --------------       -------------       -------------       --------------
NET ASSETS APPLICABLE TO
  OUTSTANDING SHARES              $ 342,359,832        $  448,716,081       $  42,208,931       $  29,306,538       $    2,318,248
                                  =============        ==============       =============       =============       ==============
                                 ---------------      ----------------     ---------------     ---------------     ----------------


                                 ---------------      ----------------     ---------------     ---------------     ----------------
NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                      $ 342,178,515        $  448,466,086       $  42,178,245       $  27,359,761       $    2,318,248
  Shares Outstanding                 20,836,728            21,213,947           2,215,748           2,970,620              168,123
                                  -------------        --------------       -------------       -------------       --------------
Net Asset Value, Offering and
  Redemption Price Per Share
  (Net Assets/Shares
  Outstanding)                    $       16.42        $        21.14       $       19.04       $        9.21       $        13.79
                                  =============        ==============       =============       =============       ==============

INSTITUTIONAL SHARES:
  Net Assets                      $     181,317        $      249,995       $      30,686       $   1,946,777
  Shares Outstanding                     11,133                11,862               1,594             212,171
                                  -------------        --------------       -------------       -------------
Net Asset Value, Offering and
  Redemption Price Per Share
  (Net Assets/Shares
  Outstanding)                    $       16.29        $        21.08       $       19.25       $        9.18
                                  =============        ==============       =============       =============
                                 ---------------      ----------------     ---------------     ---------------     ----------------

28                 See Notes to Financial Statements

                  LINDNER INVESTMENTS

         STATEMENTS OF ASSETS AND LIABILITIES
                    JUNE 30, 2000


                                             ----------------
                                                 LINDNER
                                                  MARKET
                                                 NEUTRAL
                                                   FUND
                                             ----------------

                                             ----------------
ASSETS
Investment securities, at value:
  Unaffiliated issuers (identified cost of
    $22,136,274)                              $   20,516,354
Cash                                                 172,033
Receivables:
  Investments sold - long                            576,930
  Dividends and interest                              65,420
  Fund shares sold                                     8,953
  Investments sold - short                        14,911,976
Deposits with brokers for securities sold
  short                                              431,813
Other assets                                             699
                                              --------------
    Total assets                                  36,684,178
                                              --------------
LIABILITIES
Accounts payable and accrued liabilities:
  Investment securities purchased                    467,481
  Investments sold short, at value
    (proceeds $14,911,976)                        14,524,018
  Management fee (Note 3)                             17,573
  Transfer agent fee (Note 3)                            752
Other                                                  1,331
                                              --------------
    Total liabilities                             15,011,155
                                              --------------
NET ASSETS                                    $   21,673,023
                                              ==============
                                             ----------------


                                             ----------------
NET ASSETS CONSIST OF:
Capital (par value, $.01 per share, and
  additional paid-in capital)                 $   45,513,582
Undistributed net investment income                  444,246
Accumulated net realized loss on
  investments                                    (23,052,843)
Net unrealized depreciation on investments        (1,231,962)
                                              --------------
NET ASSETS APPLICABLE TO OUTSTANDING
  SHARES                                      $   21,673,023
                                              ==============
                                             ----------------


                                             ----------------
NET ASSETS CONSIST OF:
INVESTOR SHARES:
  Net Assets                                  $   21,672,868
  Shares Outstanding                               3,284,411
                                              --------------
Net Asset Value, Offering and Redemption
  Price
  Per Share (Net Assets/Shares
    Outstanding)                              $         6.60
                                              ==============
INSTITUTIONAL SHARES:
  Net Assets                                  $          155
  Shares Outstanding                                      22
                                              --------------
Net Asset Value, Offering and Redemption
  Price Per Share (Net Assets/Shares
  Outstanding)                                $         7.03
                                              ==============
                                             ----------------


                                             ----------------
                                                 LINDNER
                                                GOVERNMENT
                                               MONEY MARKET
                                                   FUND
                                             ----------------

                                             ----------------

ASSETS
Investment securities, at value               $   37,800,970
Cash                                                  52,718
Interest receivable                                  384,218
Unamortized organizational expense
 (Note 4)                                              5,835
Other assets                                          10,296
                                              --------------
    Total assets                                  38,254,037
                                              --------------
LIABILITIES
Accounts payable and accrued liabilities:
  Fund shares redeemed                                21,505
  Dividends                                           88,644
  Organizational Expense                               6,955
  Administrator fee (Note 3)                           6,360
  Management fee (Note 3)                              4,770
  Transfer agent fee (Note 3)                            793
Other                                                  2,784
                                              --------------
    Total liabilities                                131,811
                                              --------------
NET ASSETS                                    $   38,122,226
                                              ==============
                                             ----------------

                                             ----------------
NET ASSETS CONSIST OF:
Paid-in capital                               $   38,122,226
                                              ==============
Shares of beneficial interest, $1.00 par
  value Unlimited shares authorized,
  outstanding                                     38,122,226
                                              ==============
Net Asset Value, Offering and Redemption
  Price Per Share (Net Assets/Shares
  Outstanding)                                $         1.00
                                              ==============
                                             ----------------

               See Notes to Financial Statements           29

                                                        LINDNER INVESTMENTS

                                                     STATEMENTS OF OPERATIONS
                                            FOR THE YEAR OR PERIOD ENDED JUNE 30, 2000

                                           ---------------   ----------------   --------------    --------------    --------------
                                               LINDNER           LINDNER           LINDNER           LINDNER            LINDNER
                                              LARGE-CAP      ASSET ALLOCATION      UTILITY          SMALL-CAP        OPPORTUNITIES
                                                 FUND              FUND              FUND              FUND             FUND<F1>
                                           ---------------   ----------------   --------------    --------------    --------------

                                           ---------------   ----------------   --------------    --------------    --------------
INVESTMENT INCOME
Income:
  Dividends
    Unaffiliated issuers (net of
      withholding taxes of $11,151,
      $32,784, $0, $0, and $2
      respectively)                         $   2,175,680      $  16,393,039     $    467,255      $    148,910      $      6,781
    Affiliated issuers (non-controlled)            90,188             74,013               --                --                --
  Interest (net of withholding taxes of
    $0, $4,066, $0, $0, and $0,
    respectively)                               3,030,318         13,297,956          279,955           319,951            30,102
                                            -------------      -------------     ------------      ------------      ------------
      Total income                              5,296,186         29,765,008          747,210           468,861            36,883
                                            -------------      -------------     ------------      ------------      ------------
Expenses:
  Management fees (Note 3)                      2,336,767          3,286,518          244,769           209,334            12,250
  Registration and regulatory fees                 25,489             26,618           17,317            16,347            19,216
  Professional fees                               124,850            200,113           10,082            10,416               456
  Custodian fees                                   59,919             62,086            3,643             2,418               158
  Transfer agent fees (Note 3)                    272,278            399,960           24,459            25,826             1,057
  Shareholder communications                      121,932            185,449            9,564            10,220               870
  Adminstrator fees (Note 3)                           --                 --               --                --             2,042
  Trustee fees (Note 3)                            26,016             42,119            2,245             2,024                85
  Report printing                                 116,560            175,903            9,170             9,972               399
  Other expenses                                   45,928             88,912            2,634             2,809               241
  12b-1 fees - Institutional shares                   451              5,835                9             4,115                --
  Expenses reimbursed by advisor (Note 3)              --                 --               --                --           (12,928)
                                            -------------      -------------     ------------      ------------      ------------
      Total expenses                            3,130,190          4,473,513          323,892           293,481            23,846
        Fees paid indirectly (Note 6)             (18,075)           (28,875)          (1,760)           (1,436)              (69)
                                            -------------      -------------     ------------      ------------      ------------
        Net expenses                            3,112,115          4,444,638          322,132           292,045            23,777
                                            -------------      -------------     ------------      ------------      ------------
  Net investment income                         2,184,071         25,320,370          425,078           176,816            13,106
                                            -------------      -------------     ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gain (loss) on investments of
  unaffiliated issuers                         38,091,204        (57,544,654)       6,558,414         3,002,246           (20,166)
Net realized gain (loss) on investments of
  affiliated issuers (non-controlled)          13,662,329         (9,389,260)              --                --                --
Net realized gain (loss) on option
  transactions                                  2,343,425          1,244,552          (95,501)          117,201            65,240
Net realized loss on foreign currency
  transactions                                     (2,416)                --              (33)               --                --
                                            -------------      -------------     ------------      ------------      ------------
Net realized gain (loss) on investments
  and foreign currency transactions            54,094,542        (65,689,362)       6,462,880         3,119,447            45,074
                                            -------------      -------------     ------------      ------------      ------------
Change in unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign currencies       (24,402,853)        13,755,165        1,366,865           753,501           114,234
                                            -------------      -------------     ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 $  31,875,760      $ (26,613,827)    $  8,254,823      $  4,049,764      $    172,414
                                            =============      =============     ============      ============      ============
                                           ---------------    ---------------   --------------    --------------    --------------

<F1>Investment operations commenced on October 11, 1999.

30                 See Notes to Financial Statements

                 LINDNER INVESTMENTS

              STATEMENTS OF OPERATIONS
           FOR THE YEAR ENDED JUNE 30, 2000

                                             --------------
                                                LINDNER
                                                 MARKET
                                                NEUTRAL
                                                  FUND
                                             --------------

                                             --------------
INVESTMENT INCOME
Income:
  Dividends                                   $     81,183
  Interest                                         921,263
                                              ------------
      Total income                               1,002,446
                                              ------------
Expenses:
  Management fees (Note 3)                         178,317
  Registration and regulatory fees                  16,289
  Dividend expense - short sales                   103,652
  Professional fees                                  6,492
  Custodian fees                                       991
  Transfer agent fees (Note 3)                      14,616
  Shareholder communications                         6,743
  Trustee fees (Note 3)                              1,170
  Report printing                                    7,442
  Other expenses                                     7,910
                                              ------------
      Total expenses                               343,622
        Fees paid indirectly (Note 6)                 (886)
                                              ------------
        Net expenses                               342,736
                                              ------------
  Net investment income                            659,710
                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS
Net realized gain on investments of
  unaffiliated issuers                           5,011,460
Net realized loss on securities sold short      (3,252,426)
                                              ------------
Net realized gain on investments                 1,759,034
                                              ------------
Change in unrealized appreciation on
  investments                                      591,553
                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $  3,010,297
                                              ============
                                             --------------

                                                     ---------------
                                                        LINDNER
                                                       GOVERNMENT
                                                      MONEY MARKET
                                                          FUND
                                                     ---------------
INVESTMENT INCOME
Interest                                              $   2,466,079
                                                      -------------
Expenses:
  Administrator fees (Note 3)                                87,766
  Waiver of administrator fees by advisor (Note 3)           (3,292)
  Management fees (Note 3)                                   65,825
  Registration and regulatory fees                           19,917
  Professional fees                                           9,934
  Shareholder communications                                 10,928
  Transfer agent fees (Note 3)                               11,942
  Organizational expense (Note 4)                             4,585
  Custodian expense                                           4,686
  Report printing                                             7,230
  Other expenses                                              2,643
                                                      -------------
      Total expenses                                        222,164
                                                      -------------
        Fees paid indirectly (Note 6)                        (2,097)
                                                      -------------
        Net expenses                                        220,067
                                                      -------------
    Net Investment Income                             $   2,246,012
                                                      =============
                                                     ---------------


                 STATEMENTS OF CHANGES IN NET ASSETS

                                    ----------------------------------
                                            LINDNER GOVERNMENT
                                            MONEY MARKET FUND
                                    ----------------------------------

                                    ----------------------------------
                                            For the Year Ended
                                     --------------------------------
                                     June 30, 2000      June 30, 1999
                                    ----------------------------------

                                    ----------------------------------
INCREASE IN NET ASSETS:
  Net investment income              $  2,246,012       $   2,217,540
                                     ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income           (2,246,012)         (2,217,540)
                                     ------------       -------------
FUND SHARE TRANSACTIONS:
Net (decrease) increase in net
  assets resulting from fund
  shares transactions (Note 7)         (5,880,860)          1,040,653
                                     ------------       -------------
TOTAL (DECREASE) INCREASE IN NET
  ASSETS                               (5,880,860)          1,040,653
Net Assets at the Beginning of the
  Period                               44,003,086          42,962,433
                                     ------------       -------------
Net Assets at the End of the
  Period                             $ 38,122,226       $  44,003,086
                                     ============       =============
                                    ----------------------------------

                 See Notes to Financial Statements                      31

                                                      LINDNER INVESTMENTS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                             -------------------------------    -------------------------------   ------------------------------
                                         LINDNER                            LINDNER                          LINDNER
                                     LARGE-CAP FUND                  ASSET ALLOCATION FUND                 UTILITY FUND
                             -------------------------------    -------------------------------   ------------------------------

                             -------------------------------    -------------------------------   ------------------------------
                                   For the Year Ended                 For the Year Ended                For the Year Ended
                              -----------------------------      -----------------------------     ----------------------------
                              June 30, 2000   June 30, 1999      June 30, 2000   June 30, 1999     June 30, 2000  June 30, 1999
                             -------------------------------    -------------------------------   ------------------------------

                             -------------------------------    -------------------------------   ------------------------------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income     $   2,184,071  $    7,733,853      $  25,320,370  $   91,474,222      $    425,078  $    713,497
    Net realized gain (loss)
      on investments and
      foreign currency
      transactions               54,094,542      (4,765,893)       (65,689,362)    (54,921,462)        6,462,880      (219,285)
    Net increase (decrease)
      in unrealized
      appreciation on
      investments and
      translation of assets
      and liabilities in
      foreign currencies        (24,402,853)   (144,771,268)        13,755,165    (152,145,130)        1,366,865      (228,703)
                              -------------  --------------      -------------  --------------      ------------  ------------
    Net Increase (Decrease)
      in Net Assets              31,875,760    (141,803,308)       (26,613,827)   (115,592,370)        8,254,823       265,509
                              -------------  --------------      -------------  --------------      ------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income:
        Investor shares          (5,269,271)    (12,402,854)       (30,080,812)    (86,843,840)         (438,578)     (723,226)
        Institutional shares         (2,446)         (4,770)          (111,352)       (202,520)             (105)           (2)
    From net realized gain
      on investments and
      foreign currency
      transactions:
        Investor shares         (20,011,776)    (99,667,727)                --     (26,512,920)         (561,783)   (5,463,199)
        Institutional shares         (9,712)        (45,353)                --         (18,031)               (4)          (28)
                              -------------  --------------      -------------  --------------      ------------  ------------
    Net decrease in net
      assets from
      distributions to
      shareholders              (25,293,205)   (112,120,704)       (30,192,164)   (113,577,311)       (1,000,470)   (6,186,455)
                              -------------  --------------      -------------  --------------      ------------  ------------
FUND SHARE TRANSACTIONS
  (NOTE 7):
    Investor shares             (97,937,906)   (315,718,742)      (262,798,612)   (619,542,090)        8,582,551   (10,631,848)
    Institutional shares             (5,740)        (80,939)        (3,831,788)      1,657,048            30,379        (6,652)
                              -------------  --------------      -------------  --------------      ------------  ------------
        Net (Decrease)
          Increase from Fund
          Share Transactions    (97,943,646)   (315,799,681)      (266,630,400)   (617,885,042)        8,612,930   (10,638,500)
                              -------------  --------------      -------------  --------------      ------------  ------------
TOTAL (DECREASE) INCREASE IN
  NET ASSETS                    (91,361,091)   (569,723,693)      (323,436,391)   (847,054,723)       15,867,283   (16,559,446)
Net Assets at the Beginning
  of the Year                   433,720,923   1,003,444,616        772,152,472   1,619,207,195        26,341,648    42,901,094
                              -------------  --------------      -------------  --------------      ------------  ------------
Net Assets at the End of the
  Year                        $ 342,359,832  $  433,720,923      $ 448,716,081  $  772,152,472      $ 42,208,931  $ 26,341,648
                              =============  ==============      =============  ==============      ============  ============
Undistributed Net Investment
  Income Included in Net
  Assets at the End of the
  Year                        $   1,719,454  $    4,807,100      $   5,370,143  $   10,241,937      $     22,833  $     36,438
                              =============  ==============      =============  ==============      ============  ============
                             -------------------------------    -------------------------------   ------------------------------




                             ------------------------------
                                         LINDNER
                                     SMALL-CAP FUND
                             ------------------------------

                             ------------------------------
                                   For the Year Ended
                              ----------------------------
                              June 30, 2000  June 30, 1999
                             ------------------------------

                             ------------------------------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income     $     176,816  $    404,009
    Net realized gain (loss)
      on investments and
      foreign currency
      transactions                3,119,447    (1,289,399)
    Net increase (decrease)
      in unrealized
      appreciation on
      investments and
      translation of assets
      and liabilities in
      foreign currencies            753,501    (1,328,864)
                              -------------  ------------
    Net Increase (Decrease)
      in Net Assets               4,049,764    (2,214,254)
                              -------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
    From net investment
      income:
        Investor shares            (345,685)     (510,044)
        Institutional shares        (20,117)       (1,854)
    From net realized gain
      on investments and
      foreign currency
      transactions:
        Investor shares            (120,324)   (1,766,308)
        Institutional shares         (7,282)       (6,257)
                              -------------  ------------
    Net decrease in net
      assets from
      distributions to
      shareholders                 (493,408)   (2,284,463)
                              -------------  ------------
FUND SHARE TRANSACTIONS
  (NOTE 7):
    Investor shares             (13,880,959)  (11,590,651)
    Institutional shares             95,306     1,294,920
                              -------------  ------------
        Net (Decrease)
          Increase from Fund
          Share Transactions    (13,785,653)  (10,295,731)
                              -------------  ------------
TOTAL (DECREASE) INCREASE IN
  NET ASSETS                    (10,229,297)  (14,794,448)
Net Assets at the Beginning
  of the Year                    39,535,835    54,330,283
                              -------------  ------------
Net Assets at the End of the
  Year                        $  29,306,538  $ 39,535,835
                              =============  ============
Undistributed Net Investment
  Income Included in Net
  Assets at the End of the
  Year                        $      13,716  $    202,702
                              =============  ============
                             ------------------------------

32               See Notes to Financial Statements


                                                 LINDNER INVESTMENTS

                                        STATEMENTS OF CHANGES IN NET ASSETS

                                                     ----------------------------          ------------------------------
                                                               LINDNER                                LINDNER
                                                          OPPORTUNITIES FUND                    MARKET NEUTRAL FUND
                                                     ----------------------------          ------------------------------

                                                     ----------------------------          ------------------------------
                                                         For the Period From                    For the Year Ended
                                                     Inception (October 11, 1999)           ----------------------------
                                                           to June 30, 2000                 June 30, 2000  June 30, 1999
                                                     ----------------------------          ------------------------------

                                                     ----------------------------          ------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                   $      13,106                    $    659,710  $    831,220

    Net realized gain (loss) on investments and
      foreign currency transactions                                45,074                       1,759,034    (2,866,925)

    Net increase in unrealized appreciation on
      investments and translation of assets and
      liabilities in foreign currencies                           114,234                         591,553     3,122,445
                                                            -------------                    ------------  ------------

    Net Increase in Net Assets                                    172,414                       3,010,297     1,086,740
                                                            -------------                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income:

        Investor shares                                            (2,092)                       (575,105)     (735,087)

        Institutional shares                                           --                              (3)           (3)

    From net realized gain on investments and foreign currency transactions:

        Investor shares                                            (1,886)                             --            --

        Institutional shares                                           --                              --            --
                                                            -------------                    ------------  ------------

    Net decrease in net assets from distributions
      to shareholders                                              (3,978)                       (575,108)     (735,090)
                                                            -------------                    ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 7):

    Investor shares                                             2,149,812                       1,035,471   (10,414,209)

    Institutional shares                                               --                              31             2
                                                            -------------                    ------------  ------------

        Net Increase (Decrease) from Fund Share
          Transactions                                          2,149,812                       1,035,502   (10,414,207)
                                                            -------------                    ------------  ------------

TOTAL (DECREASE) INCREASE IN NET ASSETS                         2,318,248                       3,470,691   (10,062,557)

Net Assets at the Beginning of the Period                              --                      18,202,332    28,264,889
                                                            -------------                    ------------  ------------

Net Assets at the End of the Period                         $   2,318,248                    $ 21,673,023  $ 18,202,332
                                                            =============                    ============  ============

Undistributed Net Investment Income Included in Net
  Assets at the End of the Period                           $      11,014                    $    444,246  $    359,644
                                                            =============                    ============  ============
                                                     ----------------------------          ------------------------------

                    See Notes to Financial Statements              33

                        LINDNER INVESTMENTS

                   NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Seven series of shares are currently issued by the Trust: (1) Lindner Large-Cap Fund, (2) Lindner Asset Allocation Fund, (3) Lindner Utility Fund, (4) Lindner Small-Cap Fund, (5) Lindner Opportunities Fund, (6) Lindner Market Neutral Fund, and (7) Lindner Government Money Market Fund, (collectively, the "Funds"). The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility, Lindner Small-Cap and Lindner Market Neutral Funds offer both Investor and Institutional classes of shares. Investor shares are sold without a 12b-1 fee. Institutional shares are sold with a 12b-1 fee. Institutional shares sold have their own distribution/administrative service plan and certain expenses are directly allocated to that class.

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation

        The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility, Lindner Small-Cap, Lindner Market Neutral, and Lindner Opportunities Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

        The Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

    Investment Income

        Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The company follows industry practice and records security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

    Foreign Currency Translation

        The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities is translated at the current exchange rates; and (2) purchases, sales, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

        Reported net realized foreign currency gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate between transaction recording dates and period end.

    Income Taxes

        It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income tax.

    Repurchase Agreements

        The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

                        LINDNER INVESTMENTS

    Short Sales

        The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

    Dividends and Distributions to Shareholders

        The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap, Lindner Market Neutral, Lindner Small-Cap, and Lindner Opportunities Funds declare annual dividends from net investment income in December. The Lindner Asset Allocation and Lindner Utility Funds distribute substantially all of their net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

    Allocation of Income, Expenses and Gains and Losses to Share Classes

        The Funds allocate income, expenses (other than class specific expenses) and gains and losses daily to each class of shares based upon the relative proportion of shares represented by each class. Other expenses are charged to each fund on a specific identification basis. Operating expenses directly attributable to a specific class are charged against the operation of that class.

2. Investment Transactions

    For the period ended June 30, 2000, aggregate purchases and sales of investment securities, other than options, securities sold short, U.S. Government Securities, and short-term obligations were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $428,385,199           $495,764,202
         LINDNER ASSET ALLOCATION FUND                                  653,022,728            974,623,878
         LINDNER UTILITY FUND                                            30,172,706             21,057,538
         LINDNER SMALL-CAP FUND                                          42,991,711             45,165,652
         LINDNER OPPORTUNITIES FUND (FROM INCEPTION DATE,
           OCTOBER 11, 1999)                                             13,091,795             11,243,118
         LINDNER MARKET NEUTRAL FUND                                    167,692,442            162,179,013
-----------------------------------------------------------------------------------------------------------

                        LINDNER INVESTMENTS

    For the period ended June 30, 2000, aggregate purchases and sales of U.S. Government securities were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $594,906,690           $625,415,389
         LINDNER ASSET ALLOCATION FUND                                  882,987,188            832,219,462
         LINDNER UTILITY FUND                                            54,863,235             52,869,299
         LINDNER SMALL-CAP FUND                                          63,023,510             73,813,158
         LINDNER OPPORTUNITIES FUND (FROM INCEPTION DATE,
           OCTOBER 11, 1999)                                             13,035,425             12,766,439
         LINDNER MARKET NEUTRAL FUND                                     92,183,538             96,633,228
         LINDNER GOVERNMENT MONEY MARKET FUND                           203,623,983            208,301,000
-----------------------------------------------------------------------------------------------------------

    For the period ended June 30, 2000, aggregate purchases and sales of options securities were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP FUND                                        $ 10,239,434           $ 12,582,859
         LINDNER ASSET ALLOCATION FUND                                    8,203,470              9,448,022
         LINDNER UTILITY FUND                                               443,497                347,995
         LINDNER SMALL-CAP FUND                                             759,549                876,750
         LINDNER OPPORTUNITIES FUND (FROM INCEPTION DATE,
           OCTOBER 11, 1999)                                                488,489                553,728
-----------------------------------------------------------------------------------------------------------

    For the year ended June 30, 2000, the cost of investments purchased to cover short sales and the proceeds from investments sold short in the Lindner Market Neutral Fund were $34,833,258 and $43,558,153, respectively.

    On June 30, 2000 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Federal Tax
                                                     Appreciation       Depreciation           Net                Cost
                                                     ------------       ------------       ------------       ------------
         LINDNER LARGE-CAP FUND                      $52,175,741        ($22,251,598)      $ 29,924,143       $337,809,405
         LINDNER ASSET ALLOCATION FUND                38,172,451         (48,907,346)       (10,734,895)       458,549,705
         LINDNER UTILITY FUND                          9,591,985          (3,229,150)         6,362,835         38,729,212
         LINDNER SMALL-CAP FUND                        6,851,077          (1,359,593)         5,491,484         23,815,159
         LINDNER OPPORTUNITIES FUND                      165,173             (50,939)           114,234          2,127,409
         LINDNER MARKET NEUTRAL FUND                     962,826          (2,194,788)        (1,231,962)        22,136,274
---------------------------------------------------------------------------------------------------------------------------

    On June 30, 2000 Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $22,983,660, which expire $7,089,440 in 2004, $1,792,406 in 2005, $9,095,248 in 2006, and $5,006,566
    in 2007.

    On June 30, 2000 Lindner Asset Allocation Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $55,506,000, which expire $9,749,000 in 2007, $45,757,000 in 2008.

3. Fees and Other Transactions with Affiliates

    Management fees for the Lindner Large-Cap Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $350 million of net assets, and 0.5% of the excess of $400 million. The management fee is subject to adjustment by (plus-minus)0.2% based on the performance of the Fund relative the performance of the Russell 2000 Composite Index. No performance adjustment was required for the year ended June 30, 2000.

    Management fees for the Lindner Asset Allocation Fund are accrued daily and paid quarterly at an annual rate of 0.7% of the first $50 million of net assets, 0.6% of the next $150 million of net assets, and 0.5% of the excess of $200 million.

    Management fees for the Lindner Utility Fund and the Lindner
    Small-Cap Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $50 million of net assets, and 0.6% of the next $150 million of net assets.

    Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

                        LINDNER INVESTMENTS

    Management fees for the Lindner Opportunities Fund and the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate of 0.9% and 0.15%, respectively of net assets. The management fee for the Lindner Opportunities Fund is subject to adjustment by (plus-minus)0.2% based on the performance of the Fund relative to the performance of the Standard and Poor's 500 Index. No performance adjustment to the management fee was made for the period ended June 30, 2000. The Advisor voluntarily agreed to waive management fees to the extent necessary to reduce operating expenses of the Lindner Opportunities Fund to 1.25% of average daily net assets. In accordance with this agreement the Advisor waived $12,928 of management fees for the period ended June 30, 2000.

    As administrator, Lindner Asset Management, Inc. administers the Funds' corporate affairs, subject to the supervision of the Funds' Trustees and, in connection therewith, furnishes the Funds' with office facilities, together with ordinary clerical and shareholder services. Administration fees for the Lindner Government Money Market Fund and Lindner Opportunities Fund are payable monthly to Lindner Asset Management, Inc. at the annual percentage rate of 0.20% and 0.15%, respectively of daily net asset values. The adviser has voluntarily agreed to waive its administrative service fees to the extent necessary to cause annual total operating expenses to be not more than 0.50% of average net assets during the year for the Lindner Government Money Market Fund. In accordance with this agreement the Advisor waived $3,292 of management fees for the year ended June 30, 2000.

    Lindner Asset Management, Inc., acting as stock transfer agent and dividend disbursing agent for the Funds, is compensated at a rate of 92 cents (83 cents for the Lindner Government Money Market Fund) per shareholder account per month. During the year ended June 30, 2000, the following transfer agent fees were paid to Lindner Asset Management, Inc.: Lindner Large-Cap Fund ($204,626), Lindner Asset Allocation Fund ($293,895), Lindner Utility Fund ($17,981), Lindner Small-Cap Fund ($18,035), Lindner Market Neutral Fund ($10,263), Lindner Opportunities Fund ($1,013), and Lindner Government Money Market Fund ($11,112). Certain officers and directors of the Funds are employees and/or affiliates of Lindner Asset Management, Inc.

    The Lindner Large-Cap, Lindner Small-Cap, and Lindner Market Neutral Funds placed a portion of their portfolio transactions with a brokerage firm which is an affiliate of the Advisor. Commissions paid by each fund to this affiliated firm were $13,926, $6,991, and $600, respectively, for the fiscal year ended June 30, 2000.

4. Organizational Expense

    Expenses of $23,865 incurred in connection with the organization and registration of the Lindner Government Money Market Fund were capitalized and are being amortized on a straight line basis over a period of five years. Of this amount, $4,585 was amortized and included in expense for the year ended June 30, 2000. Accumulated amortization at June 30, 2000 was $18,030.

5. Transactions with Affiliates

    Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". Following is an analysis of transactions for the year ended June 30, 2000, with "affiliated companies" as defined by the Investment Company Act of 1940:

      Security Name                                     Activity
--------------------------  ----------------------------------------------------------------                       Gain (Loss)
                              Value at        Purchases,          Sales,            Value                            Realized
                             Beginning         Additions        Reductions        at End of        Dividend          on Sale
                              of Year           at Cost          at Cost            Year            Income          of Shares
                            ------------      -----------      ------------      -----------      -----------      ------------
LINDNER LARGE-CAP FUND
CPI Corporation             $ 21,258,600      $        --      $ 10,903,483      $        --      $    90,188      $  9,994,928
Vertex Communications
  Corp.                        4,553,831               --         2,616,298               --               --         3,667,401
                            ------------      -----------      ------------      -----------      -----------      ------------
                            $ 25,812,431      $        --      $ 13,519,781      $        --      $    90,188      $ 13,662,329
                            ============      ===========      ============      ===========      ===========      ============
LINDNER ASSET ALLOCATION
  FUND
IMH Commercial Holdings,
  Inc.                      $  2,721,950      $        --      $  4,515,478      $        --      $    74,013      $ (2,100,131)
LSB Industries $3.25 Conv.
  Preferred                    6,974,550               --                --        2,324,850               --                --
Novastar Financial, Inc. -
  Rule 144A<F*>                4,250,002               --         9,020,005               --               --        (7,289,129)
Uranium Resources, Inc.
  Rule 144A<F**>                      --        4,750,827                --               --               --                --
                            ------------      -----------      ------------      -----------      -----------      ------------
                            $ 13,946,502      $ 4,750,827      $ 13,535,483      $ 2,324,850      $    74,013      $ (9,389,260)
                            ============      ===========      ============      ===========      ===========      ============

 <F*>Received from conversion of preferred at no additional cost.
<F**>Received from conversion of convertible bond at no additional cost.

                        LINDNER INVESTMENTS

6. Expense Offset Arrangements

    The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the Financial Highlights
    (ratio of expenses to average net assets), total expenses include the expense which had been offset. The following are the aggregate amounts for the periods ended June 30, 2000, by which expenses have been increased for financial statement presentation:

----------------------------------------------------------------------
LINDNER LARGE-CAP FUND                                        $18,075
LINDNER ASSET ALLOCATION FUND                                  28,875
LINDNER UTILITY FUND                                            1,760
LINDNER SMALL-CAP FUND                                          1,436
LINDNER OPPORTUNITIES FUND                                         69
LINDNER MARKET NEUTRAL FUND                                       886
LINDNER GOVERNMENT MONEY MARKET FUND                            2,097
----------------------------------------------------------------------

7. Capital Stock

    The Lindner Large-Cap, Lindner Asset Allocation, Lindner Utility, Lindner Small-Cap, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value Investor shares and Institutional shares. The Lindner Opportunities Fund has authorized unlimited shares of $.01 par value Investor shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value Investor shares. Transactions in shares of capital stock were as follows:

                                                          Year Ended June 30, 2000                 Year Ended June 30, 1999
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER LARGE-CAP FUND
   Investor shares
   ---------------
   Sold                                                  1,117,969       $  17,952,261            5,707,136       $ 100,598,943
   Dividends and distributions reinvested                1,442,669          23,544,359            6,326,904         102,881,809
   Redeemed                                             (8,584,423)       (139,434,526)         (30,216,463)       (519,199,494)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (6,023,785)      $ (97,937,906)         (18,182,423)      $(315,718,742)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                      1,788       $      29,077                5,379       $      87,271
   Dividends and distributions reinvested                      750              12,157                3,097              50,118
   Redeemed                                                 (2,949)            (46,974)             (13,556)           (218,328)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                               (411)      $      (5,740)              (5,080)      $     (80,939)
                                                      ============       =============         ============       =============
   LINDNER ASSET ALLOCATION FUND
   Investor shares
   ---------------
   Sold                                                    538,546       $  12,499,770            5,423,531       $ 135,308,721
   Dividends and distributions reinvested                1,017,108          22,975,759            3,806,572          90,022,541
   Redeemed                                            (13,017,845)       (298,274,141)         (35,145,518)       (844,873,352)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                        (11,462,191)      $(262,798,612)         (25,915,415)      $(619,542,090)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                     26,500       $     615,776              210,079       $   4,979,117
   Dividends and distributions reinvested                    4,967             111,854                9,629             220,547
   Redeemed                                               (196,561)         (4,559,418)            (143,648)         (3,542,616)
                                                      ------------       -------------         ------------       -------------
   Net (decrease) increase                                (165,094)      $  (3,831,788)              76,060       $   1,657,048
                                                      ============       =============         ============       =============

38


                                                         LINDNER INVESTMENTS

                                                          Year Ended June 30, 2000                 Year Ended June 30, 1999
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER UTILITY FUND
   Investor shares
   ---------------
   Sold                                                    883,438       $  16,592,880            1,135,336       $  16,498,124
   Dividends and distributions reinvested                   51,550             910,916              462,162           5,621,351
   Redeemed                                               (497,523)         (8,921,245)          (2,375,409)        (32,751,323)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                 437,465       $   8,582,551             (777,911)      $ (10,631,848)
                                                      ============       =============         ============       =============

   Institutional shares
   --------------------
   Sold                                                      1,584       $      30,445                   --       $          --
   Dividends and distributions reinvested                        6                 107                    2                  20
   Redeemed                                                     (9)               (173)                (493)             (6,672)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                   1,581       $      30,379                 (491)      $      (6,652)
                                                      ============       =============         ============       =============

   LINDNER SMALL-CAP FUND
   Investor shares
   ---------------
   Sold                                                    717,964       $   5,969,231            2,905,813       $  22,309,033
   Dividends and distributions reinvested                   55,389             444,778              299,365           2,173,049
   Redeemed                                             (2,507,676)        (20,294,968)          (4,877,919)        (36,072,733)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (1,734,323)      $ (13,880,959)          (1,672,741)      $ (11,590,651)
                                                      ============       =============         ============       =============

   Institutional shares
   --------------------
   Sold                                                     38,466       $     342,700              195,712       $   1,375,641
   Dividends and distributions reinvested                      329               2,632                1,053               7,643
   Redeemed                                                (29,553)           (250,026)             (11,937)            (88,364)
                                                      ------------       -------------         ------------       -------------
   Net increase                                              9,242       $      95,306              184,828       $   1,294,920
                                                      ============       =============         ============       =============

   LINDNER MARKET NEUTRAL FUND
   Investor shares
   ---------------
   Sold                                                  2,269,124       $  14,180,360            1,985,070       $  11,564,233
   Dividends and distributions reinvested                   90,517             552,154              121,616             693,210
   Redeemed                                             (2,257,168)        (13,697,043)          (3,927,364)        (22,671,652)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                 102,473       $   1,035,471           (1,820,678)      $ (10,414,209)
                                                      ============       =============         ============       =============

   Institutional shares
   --------------------
   Sold                                                          9       $          60                   --       $          --
   Dividends and distributions reinvested                       --                   2                   --                   2
   Redeemed                                                     (5)                (31)                  --                  --
                                                      ------------       -------------         ------------       -------------
   Net increase                                                  4       $          31                   --       $           2
                                                      ============       =============         ============       =============

   LINDNER GOVERNMENT MONEY MARKET FUND
   Investor shares
   ---------------
   Sold                                                 41,805,734       $  41,805,734          120,306,779       $ 120,306,779
   Dividends and distributions reinvested                1,282,158           1,282,158            1,557,680           1,557,680
   Redeemed                                            (48,968,752)        (48,968,752)        (120,823,806)       (120,823,806)
                                                      ------------       -------------         ------------       -------------
   Net (decrease) increase                              (5,880,860)      $  (5,880,860)           1,040,653       $   1,040,653
                                                      ============       =============         ============       =============


                                                           Period from inception
                                                             (October 11, 1999)
                                                              to June 30, 2000
                                                      --------------------------------
                                                         Shares             Amount
                                                      ------------       -------------
   LINDNER OPPORTUNITIES FUND
   Investor shares
   ---------------
   Sold                                                    186,856       $   2,405,439
   Dividends and distributions reinvested                      304               3,963
   Redeemed                                                (19,037)           (259,590)
                                                      ------------       -------------
   Net increase                                            168,123       $   2,149,812
                                                      ============       =============

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                  LINDNER LARGE-CAP FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    YEARS ENDED JUNE 30
                                                            -------------------------------------------------------------------
                                                               2000          1999          1998          1997          1996
                                                            -----------   -----------   -----------   -----------   -----------
INVESTOR
Net asset value, beginning of period                            $16.14        $22.27        $25.98        $26.39         $23.33
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                         0.13          0.29          0.38          0.36           0.40
    Net realized and unrealized gains (losses) on
     investments                                                  1.25         (3.36)        (0.27)         2.72           4.47
                                                            -----------   -----------   -----------   -----------   -----------
        TOTAL FROM INVESTMENT OPERATIONS                          1.38         (3.07)         0.11          3.08           4.87
                                                            -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                         (0.23)        (0.32)        (0.34)        (0.39)         (0.47)
    Dividends from net realized gains                            (0.87)        (2.74)        (3.48)        (3.10)         (1.34)
                                                            -----------   -----------   -----------   -----------   -----------
    TOTAL DISTRIBUTIONS                                          (1.10)        (3.06)        (3.82)        (3.49)         (1.81)
                                                            -----------   -----------   -----------   -----------   -----------
Change in net asset value                                         0.28         (6.13)        (3.71)        (0.41)          3.06
                                                            -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                                  $16.42        $16.14        $22.27        $25.98         $26.39
                                                            ===========   ===========   ===========   ===========   ===========
Total return                                                     8.61%       (13.66%)        0.31%        12.50%         21.95%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      0.82%         0.57%         0.44%         0.44%          0.63%
    Ratio of net investment income to average net assets         0.57%         1.27%         1.29%         1.39%          1.53%
    Portfolio turnover rate                                    129.68%        53.41%        44.43%        36.39%         39.49%

    Net assets, end of period (in millions)                       $342          $434        $1,003        $1,495         $1,446

                                                                             YEARS ENDED JUNE 30
                                                            -----------------------------------------------------
                                                               2000          1999          1998        1997<F1>
                                                            -----------   -----------   -----------   -----------
INSTITUTIONAL
Net asset value, beginning of period                            $16.02        $22.20        $25.94        $26.39
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                         0.12          0.28          0.35          0.34
    Net realized and unrealized gains (losses) on
     investments                                                  1.24         (3.41)        (0.30)         2.68
                                                            -----------   -----------   -----------   -----------
        TOTAL FROM INVESTMENT OPERATIONS                          1.36         (3.13)         0.05          3.02
                                                            -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                         (0.22)        (0.31)        (0.31)        (0.37)
    Dividends from net realized gains                            (0.87)        (2.74)        (3.48)        (3.10)
                                                            -----------   -----------   -----------   -----------
        TOTAL DISTRIBUTIONS                                      (1.09)        (3.05)        (3.79)        (3.47)
                                                            -----------   -----------   -----------   -----------
Change in net asset value                                         0.27         (6.18)        (3.74)        (0.45)
                                                            -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                                  $16.29        $16.02        $22.20        $25.94
                                                            ===========   ===========   ===========   ===========
Total return                                                     8.55%       (14.01%)        0.08%        15.36%<F2>
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      1.07%         0.85%         0.75%         0.46%
    Ratio of net investment income to average net assets         0.35%         1.13%         1.05%         1.29%
    Portfolio turnover rate                                    129.68%        53.41%        44.43%        36.39%

    Net assets, end of period (in thousands)                      $181          $185          $369          $102

<F1>For the period July 12, 1996 (initial purchase) to June 30, 1997.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                LINDNER ASSET ALLOCATION FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              YEARS ENDED JUNE 30
                                                -------------------------------------------------------------------------------
                                                   2000             1999             1998             1997             1996
                                                -----------      -----------      -----------      -----------      -----------
INVESTOR
Net asset value, beginning of period                $23.50           $27.59           $27.94           $28.07            $26.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                             1.07             2.16             1.83             1.63              1.80
    Net realized and unrealized (losses)
     gains on investments                            (2.30)           (3.80)            2.02             0.70              2.29
                                                -----------      -----------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT OPERATIONS             (1.23)           (1.64)            3.85             2.33              4.09
                                                -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment income             (1.13)           (1.95)           (1.71)           (1.68)            (1.79)
    Dividends from net realized gains                   --            (0.50)           (2.49)           (0.78)            (0.23)
                                                -----------      -----------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                          (1.13)           (2.45)           (4.20)           (2.46)            (2.02)
                                                -----------      -----------      -----------      -----------      -----------
Change in net asset value                            (2.36)           (4.09)           (0.35)           (0.13)             2.07
                                                -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                      $21.14           $23.50           $27.59           $27.94            $28.07
                                                ===========      ===========      ===========      ===========      ===========
Total return                                        (5.48%)          (5.57%)          14.75%            8.75%            16.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          0.73%            0.66%            0.61%            0.60%             0.60%
    Ratio of net investment income to
     average net assets                              4.14%            8.03%            6.29%            5.74%             6.62%
    Portfolio turnover rate                        124.63%           31.74%           28.56%           40.32%            30.24%

    Net assets, end of period (in millions)           $448             $768           $1,616           $2,017            $2,293

                                                                     YEARS ENDED JUNE 30
                                                --------------------------------------------------------------
                                                   2000             1999             1998           1997<F1>
                                                -----------      -----------      -----------      -----------
INSTITUTIONAL
Net asset value, beginning of period                $23.41           $27.53           $27.90           $28.07
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                             0.93             2.15             1.78             1.61
    Net realized and unrealized (losses)
     gains on investments                            (2.27)           (3.83)            2.00             0.66
                                                -----------      -----------      -----------      -----------
        TOTAL FROM INVESTMENT OPERATIONS             (1.34)           (1.68)            3.78             2.27
                                                -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS
    Dividends from net investment income             (0.99)           (1.94)           (1.66)           (1.66)
    Dividends from net realized gains                   --            (0.50)           (2.49)           (0.78)
                                                -----------      -----------      -----------      -----------
        TOTAL DISTRIBUTIONS                          (0.99)           (2.44)           (4.15)           (2.44)
                                                -----------      -----------      -----------      -----------
Change in net asset value                            (2.33)           (4.12)           (0.37)           (0.17)
                                                -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                      $21.08           $23.41           $27.53           $27.90
                                                ===========      ===========      ===========      ===========
Total return                                        (5.93%)          (5.74%)          14.49%            9.84%<F2>
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          0.98%            0.90%            0.88%            0.85%
    Ratio of net investment income to
     average net assets                              4.36%            7.64%            6.14%            5.69%
    Portfolio turnover rate                        124.63%           31.74%           28.56%           40.32%

    Net assets, end of period (in thousands)          $250           $4,143           $2,777           $2,010

<F1>For the period July 9, 1996 (initial purchase) to June 30, 1997.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                   LINDNER UTILITY FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  YEARS ENDED JUNE 30
                                                        -----------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                        -----------    -----------    -----------    -----------    -----------
INVESTOR
Net asset value, beginning of period                        $14.81         $16.78         $15.75         $14.20          $10.77
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.21           0.33           0.37           0.39            0.35
    Net realized and unrealized gains on investments          4.55           0.44           1.96           1.60            3.42
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      4.76           0.77           2.33           1.99            3.77
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.22)         (0.33)         (0.37)         (0.42)          (0.34)
    Dividends from net realized gains                        (0.31)         (2.41)         (0.93)         (0.02)             --
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.53)         (2.74)         (1.30)         (0.44)          (0.34)
                                                        -----------    -----------    -----------    -----------    -----------
Change in net asset value                                     4.23          (1.97)          1.03           1.55            3.43
                                                        -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                              $19.04         $14.81         $16.78         $15.75          $14.20
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                32.49%          8.62%         15.53%         14.29%          35.39%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  0.93%          0.97%          0.91%          0.89%           0.95%
    Ratio of net investment income to average net
     assets                                                  1.22%          2.40%          2.21%          2.81%           2.87%
    Portfolio turnover rate                                 69.46%        137.51%         99.37%         86.44%          98.58%

    Net assets, end of period (in millions)                    $42            $26            $43            $47             $32

                                                                          YEARS ENDED JUNE 30
                                                        --------------------------------------------------------
                                                           2000           1999           1998         1997<F1>
                                                        -----------    -----------    -----------    -----------
INSTITUTIONAL
Net asset value, beginning of period                        $14.96         $16.84         $15.74         $14.20
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.17           0.19           0.26           0.27
    Net realized and unrealized gains on investments          4.61           0.53           2.03           1.60
                                                        -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      4.78           0.72           2.29           1.87
                                                        -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.18)         (0.19)         (0.26)         (0.31)
    Dividends from net realized gains                        (0.31)         (2.41)         (0.93)         (0.02)
                                                        -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.49)         (2.60)         (1.19)         (0.33)
                                                        -----------    -----------    -----------    -----------
Change in net asset value                                     4.29          (1.88)          1.10           1.54
                                                        -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                              $19.25         $14.96         $16.84         $15.74
                                                        ===========    ===========    ===========    ===========
Total return                                                32.29%          7.99%         15.23%         14.52%<F2>
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  0.94%          1.30%          1.22%          0.75%
    Ratio of net investment income to average net
     assets                                                  1.12%          2.70%          1.99%          2.42%
    Portfolio turnover rate                                 69.46%        137.51%         99.37%         86.44%

    Net assets, end of period (in thousands)                   $31           $0.2             $9            $54

<F1>For the period August 30, 1996 (initial purchase) to June 30, 1997.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                  LINDNER SMALL-CAP FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  YEARS ENDED JUNE 30
                                                        -----------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                        -----------    -----------    -----------    -----------    -----------
INVESTOR
Net asset value, beginning of period                         $8.06          $8.49          $7.67          $6.15           $5.46
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.07           0.08           0.09           0.04              --
    Net realized and unrealized gains (losses) on
     investments                                              1.22          (0.12)          1.07           1.49            1.30
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      1.29          (0.04)          1.16           1.53            1.30
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.10)         (0.08)         (0.04)         (0.01)             --
    Dividends from net realized gains                        (0.04)         (0.31)         (0.30)            --           (0.61)
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.14)         (0.39)         (0.34)         (0.01)          (0.61)
                                                        -----------    -----------    -----------    -----------    -----------
Change in net asset value                                     1.15          (0.43)          0.82           1.52            0.69
                                                        -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                               $9.21          $8.06          $8.49          $7.67           $6.15
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                16.26%          0.11%         15.24%         24.96%          25.70%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  0.97%          0.94%          0.87%          0.96%           1.22%
    Ratio of net investment income to average net
     assets                                                  0.61%          0.99%          1.13%          0.46%          (0.04%)
    Portfolio turnover rate                                174.02%         65.98%         24.52%         49.49%         103.05%

    Net assets, end of period (in millions)                    $27            $38            $54            $25             $10

                                                                          YEARS ENDED JUNE 30
                                                        --------------------------------------------------------
                                                           2000           1999           1998         1997<F1>
                                                        -----------    -----------    -----------    -----------
INSTITUTIONAL
Net asset value, beginning of period                         $8.04          $8.48          $7.67          $6.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.06           0.08           0.08           0.04
    Net realized and unrealized gains (losses) on
     investments                                              1.22          (0.13)          1.06           1.49
                                                        -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      1.28          (0.05)          1.14           1.53
                                                        -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.10)         (0.08)         (0.03)         (0.01)
    Dividends from net realized gains                        (0.04)         (0.31)         (0.30)            --
                                                        -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.14)         (0.39)         (0.33)         (0.01)
                                                        -----------    -----------    -----------    -----------
Change in net asset value                                     1.14          (0.44)          0.81           1.52
                                                        -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                               $9.18          $8.04          $8.48          $7.67
                                                        ===========    ===========    ===========    ===========
Total return                                                16.12%         (0.07%)        15.02%         21.21%<F2>
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.20%          1.16%          1.31%          0.59%
    Ratio of net investment income to average net
     assets                                                  0.33%          1.44%          0.99%          0.26%
    Portfolio turnover rate                                174.02%         65.98%         24.52%         49.49%

    Net assets, end of period (in thousands)                $1,947         $1,631           $154           $0.2

<F1>For the period November 1, 1996 (initial purchase) to June 30, 1997.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                 LINDNER OPPORTUNITIES FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        FOR THE PERIOD
                                                        FROM INCEPTION
                                                      (OCTOBER 11, 1999)
                                                     TO JUNE 30, 2000<F1>
                                                     --------------------
Net asset value, beginning of period                        $12.00
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.08
    Net realized and unrealized gains on investments          1.74
                                                        -----------
        TOTAL FROM INVESTMENT OPERATIONS                      1.82
                                                        -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.01)
    Dividends from net realized gains                        (0.02)
                                                        -----------
        TOTAL DISTRIBUTIONS                                  (0.03)
                                                        -----------
Change in net asset value                                     1.79
                                                        -----------
NET ASSET VALUE, END OF PERIOD                              $13.79
                                                        ===========
Total return<F2>                                            15.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets without
     waivers                                                 1.90%
    Ratio of expenses to average net assets                  1.25%
    Ratio of net investment income to average net
     assets                                                  0.93%
    Portfolio turnover rate                              1,104.73%

    Net assets, end of period (in millions)                   $2.3

<F1>Operations commenced on October 11, 1999.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                                LINDNER MARKET NEUTRAL FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                  YEARS ENDED JUNE 30
                                                        -----------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                        -----------    -----------    -----------    -----------    -----------
INVESTOR
Net asset value, beginning of period                         $5.72          $5.65          $6.70          $8.36           $7.09
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.23           0.23           0.23           0.29            0.26
    Net realized and unrealized gains (losses) on
     investments                                              0.86           0.01          (0.89)         (1.81)           1.32
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      1.09           0.24          (0.66)         (1.52)           1.58
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.21)         (0.17)         (0.39)         (0.14)          (0.31)
    Dividends from net realized gains                           --             --             --             --              --
                                                        -----------    -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.21)         (0.17)         (0.39)         (0.14)          (0.31)
                                                        -----------    -----------    -----------    -----------    -----------
Change in net asset value                                     0.88           0.07          (1.05)         (1.66)           1.27
                                                        -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                               $6.60          $5.72          $5.65          $6.70           $8.36
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                19.26%          4.29%        (10.08%)       (18.43%)         23.44%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.93%          1.45%          1.23%          1.20%           1.24%
    Ratio of net investment income to average net
     assets                                                  3.71%          3.46%          1.66%          3.86%           2.45%
    Portfolio turnover rate                                817.43%        104.92%        109.32%        457.57%         139.82%

    Net assets, end of period (in millions)                    $22            $18            $28            $68             $62

                                                                          YEARS ENDED JUNE 30
                                                        --------------------------------------------------------
                                                           2000           1999           1998         1997<F1>
                                                        -----------    -----------    -----------    -----------
INSTITUTIONAL
Net asset value, beginning of period                         $6.09          $6.02          $6.67          $8.36
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.22           0.23          (0.16)          0.26
    Net realized and unrealized gains (losses) on
     investments                                              0.92           0.01          (0.49)         (1.81)
                                                        -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      1.14           0.24          (0.65)         (1.55)
                                                        -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.20)         (0.17)            --          (0.14)
    Dividends from net realized gains                           --             --             --             --
                                                        -----------    -----------    -----------    -----------
        TOTAL DISTRIBUTIONS                                  (0.20)         (0.17)            --          (0.14)
                                                        -----------    -----------    -----------    -----------
Change in net asset value                                     0.94           0.07          (0.65)         (1.69)
                                                        -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                               $7.03          $6.09          $6.02          $6.67
                                                        ===========    ===========    ===========    ===========
Total return                                                19.00%          4.02%         (9.75%)       (18.61%)<F2>
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.12%          0.96%          1.86%          1.37%
    Ratio of net investment income to average net
     assets                                                  3.61%          3.13%         16.68%          4.45%
    Portfolio turnover rate                                817.43%        104.92%        109.32%        457.57%

    Net assets, end of period (in thousands)                  $0.2           $0.1           $0.1           $1.6

<F1>For the period July 9, 1996 (initial purchase) to June 30, 1997.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

                                                   LINDNER INVESTMENTS

                                                   FINANCIAL HIGHLIGHTS

                                            LINDNER GOVERNMENT MONEY MARKET FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          YEARS ENDED JUNE 30
                                                        --------------------------------------------------------
                                                           2000           1999           1998         1997<F1>
                                                        -----------    -----------    -----------    -----------
Net asset value, beginning of period                         $1.00          $1.00          $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.05           0.05           0.05           0.05
                                                        -----------    -----------    -----------    -----------
        TOTAL FROM INVESTMENT OPERATIONS                      0.05           0.05           0.05           0.05
                                                        -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.05)         (0.05)         (0.05)         (0.05)
                                                        -----------    -----------    -----------    -----------
Change in net asset value                                     0.00           0.00           0.00           0.00
                                                        -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                               $1.00          $1.00          $1.00          $1.00
                                                        ===========    ===========    ===========    ===========
Total return                                                 5.26%          4.70%          5.21%          5.02%<F2>

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets without
     waivers                                                 0.51%          0.53%          0.52%          0.43%

    Ratio of expenses to average net assets                  0.50%          0.50%          0.50%          0.43%

    Ratio of net investment income to average net
     assets                                                  5.10%          4.53%          5.08%          5.45%

    Net assets, end of period (in millions)                    $38            $44            $43            $39

<F1>Operations commenced on July 6, 1996.
<F2>Total return for periods of less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of a period.

INDEPENDENT AUDITORS' REPORT

Lindner Large-Cap Fund
Lindner Asset Allocation Fund
Lindner Utility Fund
Lindner Small-Cap Fund
Lindner Opportunities Fund
Lindner Market Neutral Fund, and
Lindner Government Money Market Fund

To the Trustees and Shareholders of Lindner Investments:

We have audited the accompanying statements of assets and liabilities of the Lindner Large-Cap Fund, the Lindner Asset Allocation Fund, the Lindner Utility Fund, the Lindner Small-Cap Fund, the Lindner Opportunities Fund, the Lindner Market Neutral Fund, and the Lindner Government Money Market Fund (the "Funds"), including the schedules of investments, as of June 30, 2000, and the related statements of operations for the periods then ended, the statement of changes in net assets for the periods ended June 30, 2000 and 1999, and the financial highlights for each of the periods in the five year period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by corresponding with the Funds' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds at June 30, 2000, and the results of their operations for the period then ended, the changes in their net assets for the periods ended June 30, 2000 and 1999, and the financial highlights for each of the periods in the five year period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
August 4, 2000

                ------------------------------------

                  The views expressed in this
                  report and information about the
                  funds' portfolio holdings are
                  for the period covered by this
                  report, and are subject to
                  change thereafter. This report
                  must be preceded or accompanied
                  by a prospectus.

                ------------------------------------